Material indicated with a “[***]” has been omitted from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. RECEIVABLES PURCHASE AGREEMENT dated as of July 16, 2025 by and among SUPER MICRO COMPUTER, INC., as Seller and Guarantor, THE OTHER SELLERS FROM TIME TO TIME PARTY HERETO, THE PURCHASERS DESCRIBED HEREIN and MUFG BANK, LTD., as Administrative Agent ___________________________ MUFG BANK, LTD. and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Joint Lead Arrangers

TABLE OF CONTENTS Page i 1. Sale and Purchase ........................................................................................................................... 1 2. No Administrative Agent or Purchaser Liability ............................................................................ 4 3. Representations and Warranties ...................................................................................................... 5 4. Covenants ........................................................................................................................................ 5 5. Servicing Activities ......................................................................................................................... 5 6. Deemed Collections; Events of Repurchase; Indemnities and Setoff ............................................. 8 7. Guaranty ........................................................................................................................................ 10 8. Administrative Agent .................................................................................................................... 12 9. Notices .......................................................................................................................................... 17 10. Survival ......................................................................................................................................... 19 11. Expenses ....................................................................................................................................... 19 12. Interest on Overdue Amounts ....................................................................................................... 19 13. Governing Law ............................................................................................................................. 19 14. No Non-Direct Damages ............................................................................................................... 20 15. Joinder of Additional Sellers ........................................................................................................ 20 16. Addition of Account Debtor ......................................................................................................... 20 17. Joint and Several Obligations ....................................................................................................... 20 18. General Provisions ........................................................................................................................ 20 19. Confidentiality; Disclosure Required by Law .............................................................................. 24

TABLE OF CONTENTS (continued) ii Schedules, Exhibits and Annex Schedule I: Approved Account Debtors Schedule II: UCC Information Exhibit A: Certain Defined Terms Exhibit B: Conditions Precedent for Effectiveness Exhibit C: Representations and Warranties Exhibit D: Covenants Exhibit E: Eligibility Criteria Exhibit F: Termination Events Exhibit G: Accounts Exhibit H: Form of Joinder Annex I: Electronic Services Schedule Annex II: Administrator Setup Form

1 RECEIVABLES PURCHASE AGREEMENT This RECEIVABLES PURCHASE AGREEMENT (this “Agreement”) is entered into as of July 16, 2025, by and among SUPER MICRO COMPUTER, INC., a Delaware corporation (“Supermicro”), and any other seller from time to time party hereto (each, a “Seller” and collectively, the “Sellers”), SUPER MICRO COMPUTER, INC., as guarantor (in such capacity the “Guarantor”), MUFG BANK, LTD. (“MUFG Bank”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CACIB”) and each other Purchaser from time to time party hereto (each, in such capacity, a “Purchaser” and collectively, the “Purchasers”), and MUFG Bank, as administrative agent (in such capacity, the “Administrative Agent”). RECITALS WHEREAS, each Seller desires to sell certain of its Receivables from time to time, and the Purchasers may be willing to purchase from each Seller such Receivables, in which case the terms set forth herein shall apply to such purchase. Each capitalized term used but not defined herein shall have the meaning set forth in, or by reference in, Exhibit A hereto, and the interpretive provisions set out in Exhibit A hereto shall be applied in the interpretation of this Agreement. Accordingly, the parties hereto agree as follows: AGREEMENT 1. Sale and Purchase. (a) Sales of Receivables. From time to time during the Availability Period, one or more Sellers may submit to the Administrative Agent a request (a “Purchase Request”) via the MUFG Platform that the Purchasers purchase from such Seller or Sellers the Proposed Receivables described in such Purchase Request on the proposed Purchase Date, which Purchase Request shall indicate the proposed Purchaser for each such Proposed Receivable; provided, however, and notwithstanding anything herein to the contrary, if (i) the MUFG Platform is not operational or is otherwise offline or (ii) the Administrative Agent has, in its discretion, instructed the Sellers that the MUFG Platform is no longer available for use, then such Seller or Sellers may deliver a Purchase Request to the Administrative Agent in form and substance satisfactory to the Administrative Agent, and this Agreement shall be construed and interpreted accordingly, mutatis mutandis. (b) Transmission and Acceptance of Purchase Requests. Promptly upon receipt, the Administrative Agent shall transmit each Purchase Request to each Purchaser proposed with respect to any Proposed Receivables described in such Purchase Request, together with an estimate prepared by the Administrative Agent of the Purchase Price for such Proposed Receivables. The applicable Purchasers, in their sole and absolute discretion, may elect to accept or reject a Purchase Request. Each Purchaser receiving such a Purchase Request shall endeavor to respond to the Administrative Agent as to its willingness to accept such Purchase Request and purchase its respective Proposed Receivables by no later than 6:00 p.m. New York City time on such Business Day (or no later than 10:00 a.m. New York City time the next Business Day for any such Purchase Request sent after 2:00 p.m. New York City time); provided that, for the avoidance of doubt, an affirmative response by such Purchaser shall not be deemed to constitute a commitment to complete such purchase on the proposed Purchase Date, which decision shall remain at the discretion of such Purchaser. If the applicable Purchasers, in their sole and absolute discretion, accept a Purchase Request, then such Purchasers shall purchase, and such Seller or Sellers shall sell, all of each applicable Seller’s right, title and interest (but none of such Seller’s underlying obligations to the applicable Account Debtor) with respect to such Proposed Receivables as of the Purchase Date to the applicable proposed Purchasers (all such Proposed Receivables, once sold and purchased, or purported to be sold and

2 purchased, hereunder, collectively the “Purchased Receivables”). For the avoidance of doubt, each Purchased Receivable shall be purchased entirely by a single Purchaser, which Purchaser shall be designated in the applicable Purchase Request. (c) UNCOMMITTED ARRANGEMENT. EACH SELLER AND THE PURCHASERS ACKNOWLEDGE THAT THIS IS AN UNCOMMITTED ARRANGEMENT, THAT NO SELLER HAS PAID, OR IS REQUIRED TO PAY, A COMMITMENT FEE OR COMPARABLE FEE TO ANY PURCHASER. SALES OF PROPOSED RECEIVABLES BY A SELLER SHALL BE AT SUCH SELLER’S SOLE AND ABSOLUTE DISCRETION. PURCHASES OF PROPOSED RECEIVABLES BY ANY PURCHASER SHALL BE AT SUCH PURCHASER’S SOLE AND ABSOLUTE DISCRETION. (d) Conditions to Effectiveness. This Agreement shall become effective at such time as each of the conditions precedent set forth on Exhibit B to this Agreement has been satisfied to the satisfaction of each of the Administrative Agent and each Purchaser. (e) Conditions Precedent to Each Purchase. Notwithstanding the otherwise uncommitted nature of this Agreement, under no circumstances will any Purchaser purchase any portion of any Proposed Receivable unless: (i) the Administrative Agent has received a Purchase Request via the MUFG Platform (or, if applicable, in physical form in form and substance satisfactory to the Administrative Agent) with respect to the Proposed Receivables at least two (2) Business Days (or less, if the Administrative Agent and the relevant Purchasers so agree) prior to the applicable Purchase Date, together with any such additional supporting documentation that the Administrative Agent may have reasonably requested (subject to any confidentiality restrictions in any Contracts related to such Proposed Receivables); (ii) the applicable Purchasers have accepted such Purchase Request with respect to such Proposed Receivable and notified the Administrative Agent thereof; (iii) no Termination Event shall have occurred and no Termination Event shall exist immediately following the Purchasers’ purchase of such Proposed Receivables; (iv) each of the representations and warranties made by each Seller and the Guarantor in Exhibit C to this Agreement and each of the other Transaction Documents is true and correct in all material respects as of such Purchase Date or, in the case of any representation or warranty which speaks as to a particular date or period, as of that particular date or period; (v) each Proposed Receivable is an Eligible Receivable; and (vi) immediately following the sale and purchase of such Proposed Receivable, (A) the Outstanding Purchase Amount with respect to the Purchased Receivables payable by any Approved Account Debtor will not exceed such Approved Account Debtor’s Purchase Sublimit and (B) the Outstanding Purchase Amount with respect to any Purchaser will not exceed the Purchaser’s Facility Share applicable to such Purchaser. Each delivery of a Purchase Request or submission of a Purchase Request via the MUFG Platform by any Seller shall be deemed a representation and warranty by each applicable Seller that the foregoing conditions set forth in subclauses (iii)-(vi) of this clause (e) are satisfied and each of the statements set forth on such Purchase Request are true and correct as of the applicable Purchase Date with respect to the Proposed

3 Receivables described therein or submitted onto the MUFG Platform, as applicable, with respect to such Purchase Request. (f) Purchase Price. The purchase price for each Purchased Receivable purchased on any Purchase Date shall equal (i) the Net Invoice Amount of such Purchased Receivable, minus (ii) the Discount (such amount herein referred to as the “Purchase Price”). Each Purchaser shall transfer the Purchase Price for each of its respective Purchased Receivables (the “Funded Amount”) by depositing such Funded Amount into the Administrative Agent’s Account in immediately available funds no later than 10:00 a.m. New York City time (or such later time as agreed to in writing by the Administrative Agent in its sole and absolute discretion) on the applicable Purchase Date. Upon receipt of all of the amounts set forth in the foregoing sentence, the Administrative Agent, on behalf of the Purchasers, shall pay the Purchase Price for each Purchased Receivable on such Purchase Date to the applicable Seller. All payments of Purchase Price shall be paid in U.S. dollars. Upon such payment each such Purchased Receivable shall be automatically sold by the applicable Seller to the applicable Purchasers without any further action or notice by any party. (g) Non-Funding Purchasers. Notwithstanding anything herein to the contrary, if the Administrative Agent shall not have received a Purchaser’s Funded Amount in connection with each Proposed Receivable to be funded by such Purchaser on any Purchase Date in accordance with clause (f) above when required therein (each such Purchaser being a “Non-Funding Purchaser”), the purchase of any Proposed Receivables with respect to which such Non-Funding Purchaser is the proposed Purchaser shall be deemed automatically be rejected by all applicable Purchasers (each, an “Auto Rejected Receivable”); provided that any Proposed Receivables respect to which such Non-Funding Purchaser is not the proposed Purchaser shall not be deemed automatically rejected and shall continue to be funded by the Administrative Agent. In the case of any Proposed Receivables that are also Auto Rejected Receivables, if mutually agreed among the Sellers, the Administrative Agent and the Purchasers other than the Non-Funding Purchaser, the Sellers may submit a new Purchase Request in accordance with Section 1(a) containing only the Auto Rejected Receivables and such Auto Rejected Receivables may be purchased by such Purchasers. (h) True Sale; No Recourse. Except as otherwise provided in this Agreement, each purchase of the Purchased Receivables is made without recourse to any Seller and no Seller shall have liability to the Administrative Agent or any Purchaser for the failure of any Account Debtor to pay any Purchased Receivable when it is due and payable under the terms applicable thereto. Each Purchaser agrees that it shall assume the risk of non-payment of any Purchased Receivable to the extent it is the result of an Insolvency Event of the applicable Account Debtor. The parties hereto have structured each transaction contemplated by this Agreement as an absolute and irrevocable sale, and each Purchaser, the Guarantor and each Seller agree to treat each such transaction as a “true sale” for all purposes under Applicable Law and accounting principles, including, without limitation, in their respective books, records, computer files, tax returns (federal, state and local), regulatory and governmental filings (and shall reflect such sale in their respective financial statements). Each Seller and the Guarantor will advise all Persons inquiring about the ownership of any Purchased Receivable that all Purchased Receivables have been sold to the Purchasers. In the event that, contrary to the mutual intent of the parties hereto, any purchase of Purchased Receivables is not characterized as a sale, each Seller shall, effective as of the date hereof, be deemed to have granted to the Administrative Agent (for the benefit of the Purchasers), and each such Seller hereby does grant to the Administrative Agent (for the benefit of the Purchasers), in addition to and not in substitution for the rights and remedies described in Section 6(f) hereof, a first-priority security interest in and to any and all present and future Purchased Receivables and the proceeds thereof to secure the payment of all obligations of such Seller arising in connection with this Agreement and each of the other Transaction Documents, whether now or hereafter existing. This Agreement shall be deemed to be a security agreement under Applicable Law. Each Seller hereby authorizes the Administrative Agent, on behalf of each Purchaser, to file such financing statements (and continuation statements with respect to such financing statements when

4 applicable) as may be necessary to perfect the sale of the Purchased Receivables and the foregoing grant of security. With respect to such grant of a security interest, the Administrative Agent and the Purchasers may at its option exercise from time to time any and all rights and remedies available to it hereunder, under the UCC or otherwise. For purposes of this clause (h), each Seller agrees that ten (10) Business Days shall be reasonable prior notice to such Seller of the date of any public or private sale or other disposition of all or any of the Purchased Receivables. (i) [Reserved]. (j) Several Obligations of Purchasers. The obligations of the Purchasers hereunder are several and not joint, and no Purchaser shall be responsible for the obligations of any other Purchaser hereunder. Nothing contained herein or in any other Transaction Document, and no action taken by the Purchasers pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity. (k) Effect of Benchmark Transition Event. Notwithstanding anything to the contrary in this Agreement, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then the Benchmark Replacement will replace such Benchmark for all purposes hereunder in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to this Agreement or any further action or consent of the Sellers. The Administrative Agent will promptly notify the Sellers of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Any determination, decision or election that may be made by the Administrative Agent pursuant to the provisions hereof, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in the Administrative Agent’s sole discretion and without consent from the Sellers. 2. No Administrative Agent or Purchaser Liability. Notwithstanding anything herein to the contrary, each Seller hereby acknowledges and agrees that the Administrative Agent and the Purchasers shall not be in any way responsible for the performance of any Contract and such Persons shall not have any obligation to intervene in any Dispute arising out of the performance of any contract giving rise to any Purchased Receivable. All obligations of a Seller as seller of the goods and provider of any related services, including, without limitation, all obligations of such Seller as seller under the Contract, all representations and warranty obligations, all servicing obligations, all maintenance obligations, and all delivery, transport and insurance obligations, shall be retained by such Seller. 3. Representations and Warranties. Each Seller and the Guarantor represents and warrants to the Administrative Agent and each Purchaser on the date hereof and on each Purchase Date that the representations and warranties set forth on Exhibit C hereto are true and correct as of the date hereof and as of each such Purchase Date or, in the case of any representation or warranty which speaks as to a particular date or period, as of that particular date or period. Each Seller represents and warrants to the Administrative Agent and each Purchaser on each Purchase Date that each Proposed Receivable included in the applicable Purchase Request is an Eligible Receivable as of such Purchase Date. 4. Covenants. Each Seller and the Guarantor agrees to perform each of the covenants set forth on Exhibit D hereto applicable to it.

5 5. Servicing Activities. (a) Appointment of Servicers. Each Purchaser appoints each Seller as its servicer and agent for the administration and servicing of its Purchased Receivables sold by such Person to such Purchaser hereunder, and each Seller hereby accepts such appointment and agrees to assume the duties and the administration and servicing obligations as a servicer, and perform all necessary and appropriate commercial servicing and collection activities in arranging the timely payment of amounts due and owing by any Account Debtor (including the identification of the proceeds of the Purchased Receivables and related recordkeeping which shall be made available to the Administrative Agent upon its reasonable request (for onward distribution to any Purchaser)) all in accordance with Applicable Laws, with reasonable care and diligence and, in any event, the Credit and Collection Policy, including, without limitation, diligently and faithfully performing all servicing and collection actions (including, if necessary, acting as party of record in foreign jurisdictions); provided, however, that such appointment as servicer shall not release a Seller from any of its duties, responsibilities, liabilities and obligations resulting from or arising hereunder. In connection with its servicing obligations, each Seller will perform its duties under the Contract related to the Purchased Receivables with the same care and applying the same policies as it applies to its own Receivables generally and would exercise and apply if it owned the Purchased Receivables and shall act to maximize Collections thereon. (b) Transfer of Collections to and by Administrative Agent. Subject to Sections 5(c), 5(d), 5(e) and 6(a) below, each Seller covenants and agrees to deposit in the Administrative Agent’s Account all Collections with respect to Purchased Receivables without adjustment, setoff or deduction of any kind or nature no later than the first Settlement Date occurring at least two (2) Business Days after such Collections are received and identified as such in accordance with Section 5(e). Until remitted to the Administrative Agent’s Account, such Seller will hold such funds in trust as the Purchasers’ exclusive property and safeguard such funds for the benefit of the Purchasers. The Administrative Agent shall promptly distribute to each Purchaser at such address as such Purchaser shall indicate in writing, such Purchaser’s applicable Pro Rata Share of all payments due hereunder to such Purchaser, together with all other amounts due thereto, including all fees payable with respect thereto, to the extent received by the Administrative Agent. The Administrative Agent may, at its discretion from time to time, setoff and deduct from such payments the full amount (or any partial amount available thereunder) of the applicable obligations due to the Administrative Agent from the Purchasers. (c) Ratable Sharing. If any Purchaser shall, by exercising any right of setoff or counterclaim or otherwise for any reason, obtain payment in respect of any Purchased Receivable or other obligations hereunder resulting in such Purchaser receiving payment of a proportion of the aggregate amount payable under any Purchased Receivable to such Purchaser greater than its Pro Rata Share would warrant as provided herein, then such Purchaser receiving such greater proportion shall (i) notify the Administrative Agent of such fact, and (ii) purchase (for cash) participations in the other Purchasers’ interests in the Purchased Receivables (not in excess of the applicable Purchase Price thereof), or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Purchasers ratably in accordance with the aggregate amount owing to them; provided, that: (a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the Purchase Price restored to the extent of such recovery, without interest; and (b) the provisions of this Section 5(c) shall not be construed to apply to (A) any payment made by a Seller pursuant to and in accordance with the express terms hereof or (B) any payment obtained by a Purchaser as consideration for the assignment of or sale of a participation in any of its Purchased Receivables to any assignee or participant.

6 (d) Misdirected Payments. If, following receipt by the Administrative Agent or a Purchaser of any payment (whether from any Seller or Account Debtor) initially deemed a Collection in respect of Purchased Receivable, such payment is later identified as constituting payment in respect of a Receivable which is not a Purchased Receivable, the Administrative Agent or such Purchaser, as applicable, will return such payment to the applicable Seller upon receipt of evidence reasonably satisfactory to the Administrative Agent or the applicable Purchaser that such amounts do not constitute Collections on Purchased Receivables. (e) Identifying Collections. Pursuant to its servicing obligations under Section 5(a) hereof, each Seller shall be responsible for identifying, matching and reconciling any payments received from Account Debtors with the Receivable associated with such payment. If any payment is received from an Account Debtor, and such payment is not identified by such Account Debtor in its remittance instructions as relating to a particular Receivable and such payment cannot otherwise be reasonably identified by the applicable Seller as relating to a particular Receivable within two (2) Business Days of receipt thereof, then such payment shall be applied against unpaid Receivables of such Account Debtor in chronological order, oldest first. For the avoidance of doubt, it is understood and agreed that (i) the foregoing sentence is intended to deal with the rare situation where a payment cannot be identified to a particular Receivable and (ii) nothing in the foregoing sentence shall be understood to permit such Seller to apply to non-Purchased Receivables any Collections which are identifiable as Collections in respect of Purchased Receivables. (f) No Changes to Receivables. Except as otherwise expressly provided for in Section 6(a) hereof, no Seller shall compromise or settle any Purchased Receivable or extend the Maturity Date with respect thereto without the consent of the Administrative Agent (at the direction of each Purchaser who has acquired any interest in any such Purchased Receivables in accordance with this Agreement). (g) Reconciliation Report. Concurrently with (a) each transfer of funds by any Seller to the Administrative Agent’s Account on a Settlement Date and (b) each request by any Seller for a return of payments received by the Administrative Agent or a Purchaser which do not represent Collections on Purchased Receivables in accordance with Section 5(d), the Sellers shall provide to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, a full reconciliation of all Collections with respect to each Purchased Receivable of an Account Debtor for which Collections were received (each, a “Reconciliation Report”). The Sellers shall be responsible for submitting the Reconciliation Report to the Administrative Agent via the MUFG Platform; provided, however, and notwithstanding anything herein to the contrary, if (i) the MUFG Platform is not operational or is otherwise offline or (ii) the Administrative Agent has, in its discretion, instructed a Seller that the MUFG Platform is no longer available for use, then such Seller may deliver a written Reconciliation Report to the Administrative Agent (for distribution to the Purchasers), and this Agreement shall be construed and interpreted accordingly, mutatis mutandis. (h) Non-Payment Report. (i) If a Purchased Receivable remains unpaid, in part or in full, past the date that is thirty (30) days after the applicable Maturity Date therefor, the applicable Seller shall report to the Administrative Agent (for delivery to the Purchasers) in a written report describing in reasonable detail the cause of such non-payment, including whether a Dispute or Insolvency Event exists with respect to the applicable Account Debtor (each a “Non-Payment Report”). In the event a Purchased Receivable has not been paid in full by the date that is sixty (60) days after the Maturity Date therefor (a “Non-Payment Event”), then (x) the applicable Seller may request that the relevant Purchasers discuss remediation options with respect to such Purchased Receivable in good faith, which may include an option for such Seller to deposit (or cause to be deposited) to the Administrative Agent’s Account an amount equal to the Outstanding Purchase Amount relating to such Purchased Receivable in immediately available funds and,

7 to the extent agreed between such Seller and the relevant Purchasers, such Seller may take such action to remediate any such Non-Payment Event (a “Seller Remediation”) or (y) if no such Seller Remediation occurs within two (2) Business Days of a Non-Payment Event, the Administrative Agent may in its sole discretion (or shall, at the direction of the Required Purchasers) (A) request that Seller contact such Account Debtor by phone or in person to discuss the status of such Purchased Receivable and to inquire whether such payment delay or non-payment is due to a Dispute or Insolvency Event (or other financial inability to pay) and when payment can be expected and report such discussion to Purchaser and/or (B) take any other lawful action to collect such Purchased Receivable directly from such Account Debtor and/or (C) terminate the appointment of the relevant Seller as servicer with respect to such Purchased Receivable, in each case, unless otherwise agreed with the Administrative Agent in its sole discretion in writing. If a Seller Remediation is agreed between a Seller and the relevant Purchasers and occurs in accordance herewith, such Purchased Receivable shall hereby be, and be deemed to be, repurchased by such Seller from the Purchasers without recourse to or warranty by the Purchasers. (ii) For the avoidance of doubt, the remedies of the Administrative Agent described in clause (i) above, respectively, are independent and the Administrative Agent may, in its sole discretion, (or shall, at the direction of the Purchasers) exercise any or all of the remedies set forth in clause (i) above in accordance with their terms with respect to any Purchased Receivable. (i) [Reserved]. (j) Replacement of Sellers as Servicers. Following the occurrence and continuation of a Termination Event, the Administrative Agent may, or upon the direction of the Required Purchasers, shall, replace any or all Sellers as servicer with itself or any agent for the Administrative Agent with respect to any and all Purchased Receivables. Sellers shall be responsible for all reasonable and documented costs and expenses incurred in connection with such replacement and shall promptly reimburse the Administrative Agent with respect to same. Any amount due and payable pursuant to this clause shall be paid to the Administrative Agent’s Account in immediately available funds by no later than twenty (20) Business Days following demand therefor by the Administrative Agent. (k) The Administrative Agent as Attorney-in-Fact. Sellers hereby appoint the Administrative Agent as the true and lawful attorney-in-fact of Sellers, with full power of substitution, coupled with an interest, and hereby authorizes and empowers the Administrative Agent in the name and on behalf of Sellers at any time following removal of any Seller as servicer pursuant to clause (j) of this Section 5, to take such actions, and execute and deliver such documents, as the Administrative Agent deems necessary or advisable in connection with any applicable Purchased Receivable (i) to perfect the purchase and sale of such Purchased Receivable, including, without limitation, to send a notice of such purchase and sale to the Account Debtor of the transfers contemplated hereby and the sale of such Purchased Receivable or (ii) to make collection of and otherwise realize the benefits of such Purchased Receivable. At any time that any Seller is no longer serving as servicer hereunder, the Administrative Agent shall have the right to bring suit, in the Administrative Agent’s or such Seller’s name, and generally have all other rights of an owner and holder respecting each applicable Purchased Receivable, including without limitation the right to accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on such Purchased Receivables and issue credits in its own name. At any time following removal of any Seller as servicer, the Administrative Agent may endorse or sign the Administrative Agent’s or such Seller’s name on any checks or other instruments with respect to any applicable Purchased Receivables. The Administrative Agent shall not be liable for any actions taken by it in accordance with this Section unless such actions constitute the gross negligence or willful misconduct of the Administrative Agent as determined by a court of competent jurisdiction in a final and non-appealable judgment. This power of attorney, being coupled with an interest, is irrevocable and shall not expire until the Final Collection Date.

8 6. Deemed Collections; Events of Repurchase; Indemnities and Setoff. (a) Deemed Collections. If, on any day following the Purchase Date for any Purchased Receivable, the outstanding balance of such Purchased Receivable is reduced (including to zero) or cancelled as a result of any Dilution, the applicable Seller shall be deemed to have received on such day a Collection in respect of such Purchased Receivable in the amount of such Dilution. Any amount deemed to have been received under this Section 6(a) shall constitute a “Deemed Collection”. (b) Events of Repurchase. If any of the following events (each, an “Event of Repurchase”) occurs with respect to a Purchased Receivable: (i) such Purchased Receivable was not an Eligible Receivable at the time of purchase; (ii) any other representation or warranty pertaining to such Purchased Receivable deemed to have been made by a Seller pursuant to Section 1(e) in connection with Seller’s delivery or submission of the Purchase Request in which such Purchased Receivable was included shall be inaccurate, incorrect or untrue in any material respect on the date as of which it was made or deemed to be made; or (iii) an Adverse Claim or a Dispute has arisen with respect to any Purchased Receivable; then, the applicable Seller shall immediately deliver notice thereof to the Administrative Agent. Upon the occurrence of an Event of Repurchase, the applicable Seller shall, at the time, in the manner and otherwise as hereinafter set forth, repurchase such Purchased Receivable at the Administrative Agent’s option and demand. The repurchase price for a Purchased Receivable shall (provided that the Outstanding Purchase Amount is greater than zero) be the amount equal to the Outstanding Purchase Amount relating to such Purchased Receivable (or, if applicable, a proportionate part thereof) at such time and shall be paid to the Administrative Agent’s Account in immediately available funds on the first Settlement Date following demand therefor by the Administrative Agent. Upon the payment in full of the repurchase price with respect to a Purchased Receivable, such Purchased Receivable shall hereby be, and be deemed to be, repurchased by such Seller from the Purchasers without recourse to or warranty by the Purchasers. (c) Seller Indemnification. Each Seller hereby agrees, jointly and severally with each other Seller, to indemnify and hold harmless the Administrative Agent and the Purchasers and their respective officers, directors, agents, representatives, shareholders, counsel, employees and each of their respective Affiliates, successors and assigns (each, an “Indemnified Person”) from and against any and all damages, claims, losses, costs, expenses and liabilities (including, without limitation, reasonable and documented attorneys’ fees and expenses) (all of the foregoing being collectively referred to as “Indemnified Amounts”) arising out of or resulting from or related to this Agreement or any other Transaction Document or the ownership, maintenance or funding, directly or indirectly, of the Purchased Receivables (or any of them) sold by such Seller or otherwise arising out of or resulting from the actions or inactions of such Seller or any of its Affiliates, as a result of: (i) any representation or warranty made or deemed made by such Seller (or any of its officers) under or in connection with this Agreement or any other Transaction Document which shall have been incorrect when made; (ii) the failure by such Seller to perform any of its covenants or obligations under any Transaction Document; (iii) the failure by such Seller or any Purchased Receivable or Contract generated, signed or accepted by such Seller to comply in all material respects with any Applicable Law; (iv) [reserved]; (v) the failure to vest in the Purchasers ownership of each Purchased Receivable and all Collections in respect thereof sold by such Seller, free and clear of any Adverse Claim (and any attempt by any Person to void, rescind or set-aside any such transfer); (vi) any

9 Dispute, Dilution or any other claim resulting from the services performed or merchandise furnished in connection with any Purchased Receivable sold by such Seller or the furnishing or failure to furnish such services or merchandise or relating to such Seller’s collection activities with respect to any Purchased Receivable, (vii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the services performed or merchandise furnished in connection with any Purchased Receivable sold by such Seller; (viii) the failure to take any action required hereunder to vest in the Administrative Agent a first priority perfected security interest (within the meaning of the UCC) in, each Purchased Receivable and all Collections in respect thereof sold by such Seller, free and clear of any Adverse Claim (and any attempt by any Person to void, rescind or set-aside any such transfer); (ix) the commingling by such Seller of Collections at any time with other funds of such Seller or any other Person or (x) any civil penalty or fine assessed by OFAC or any other Governmental Authority administering any Anti-Corruption Laws or Sanctions, and all reasonable costs and expenses (including reasonable documented legal fees and disbursements) incurred in connection with defense thereof by, any Indemnified Person in connection with the Transaction Documents as a result of any action of any Seller or any of its respective Affiliates; provided, however, that in all events there shall be excluded from the foregoing indemnification any damages, claims, losses, costs, expenses and liabilities to the extent resulting solely from (x) the gross negligence or willful misconduct of the applicable Indemnified Person and/or any of its Related Indemnified Persons as determined in a final non-appealable judgment by a court of competent jurisdiction or (y) the failure of an Account Debtor to pay any sum due under its Purchased Receivables by reason of the financial or credit condition of such Account Debtor (including, without limitation, the occurrence of an Insolvency Event with respect to the applicable Account Debtor). Any amount due and payable pursuant to this section shall be paid to the Administrative Agent’s Account in immediately available funds by no later than the fifteenth (15th) Business Day following demand therefor by the Administrative Agent or the applicable Purchaser. (d) Taxes (i) Prior Transaction Taxes. All payments of Collections on the Purchased Receivables from the applicable Seller to the Purchasers will be made free and clear of any present or future taxes, withholdings or other deductions whatsoever that relate to the underlying transactions between the applicable Seller and the related Account Debtors that gave rise to such Purchased Receivables (“Prior Transaction Taxes”); it being understood that the Purchasers will not be responsible for any taxes arising from the underlying transactions between the applicable Seller and related Account Debtor. Each Seller, jointly and severally with each other Seller, will indemnify the Administrative Agent and each Purchaser and hold the Administrative Agent and each Purchaser harmless for any Prior Transaction Taxes. Further, each Seller shall pay and indemnify and hold the Administrative Agent and each Purchaser harmless from and against, any Prior Transaction Taxes that may at any time be asserted with respect to any Purchased Receivable sold by such Seller (including any sales, occupational, excise, gross receipts, personal property, privilege or license taxes, or withholdings, but not including taxes imposed upon the Administrative Agent or any Purchaser with respect to its overall net income including gross receipts, franchise, doing business or similar taxes) and costs, expenses and reasonable attorneys’ fees and expenses in defending against the same, whether arising by reason of the acts to be performed by such Seller hereunder or otherwise. Any amount due and payable pursuant to this section shall be paid to the Administrative Agent’s Account in immediately available funds by no later than the thirtieth (30th) Business Day following demand therefor by the Administrative Agent or the applicable Purchaser. (ii) Other Taxes. If any Applicable Law requires the deduction or withholding of any U.S. federal tax (other than a Prior Transaction Tax) from any payment to any Purchaser, then the applicable Seller and/or the Administrative Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant taxing authority in accordance with Applicable Law and, if the obligation to deduct or withhold such tax from any payment by any Seller

10 to any Purchaser arises as a result of any change in (or in the interpretation of) any Applicable Law after the date hereof, then the sum payable by the applicable Seller shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this clause (ii)) the applicable Purchaser receives an amount equal to the sum it would have received had no such deduction or withholding been made. At the request of a Seller or the Administrative Agent, each Purchaser shall take reasonable steps to avoid or reduce the need for any withholdings or deductions in respect of such taxes (including by furnishing the relevant U.S. Internal Revenue Service Form W-9 or W-8). If any Applicable Law requires the deduction or withholding of any tax other than U.S. federal tax from any payment to any Purchaser, then the applicable Seller and/or the Administrative Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant taxing authority in accordance with Applicable Law and, the sum payable by the applicable Seller shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this clause (ii)) the applicable Purchaser receives an amount equal to the sum it would have received had no such deduction or withholding been made. At the request of a Seller or the Administrative Agent, each Purchaser shall take reasonable steps to avoid or reduce the need for any withholdings or deductions in respect of such taxes so long as such steps would not subject such Purchaser to material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Purchaser, in each case as determined in Purchaser’s sole discretion. (e) [Reserved.] (f) Setoff. Each Seller and the Guarantor hereby irrevocably instruct and authorize the Administrative Agent and each Purchaser, at any time that a Termination Event has occurred and is continuing, to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by the Administrative Agent or such Purchaser, as applicable, or any branch, agency or Affiliate thereof, including the payment of the Purchase Price for any Proposed Receivables, to, or for the account of, any Seller or the Guarantor against amounts owing by any Seller or the Guarantor hereunder or under any other Transaction Document. (g) UCC. The rights granted to Administrative Agent hereunder are in addition to all other rights and remedies afforded to the Administrative Agent as a secured party under the UCC. 7. Guaranty. (a) Unconditional Guaranty. For value received, the Guarantor hereby unconditionally and irrevocably guarantees on demand (after notice thereof by the Administrative Agent in accordance with the terms of this Agreement), as primary obligor and not merely as surety, the complete and timely payment and performance of any obligations of each Additional Seller that joins this Agreement pursuant to Section 15 hereof arising under or pursuant to this Agreement and the other Transaction Documents, including, without limitation, the obligations of each Additional Seller to make any payment to the Administrative Agent or any Purchaser as set forth in Section 5, Section 6, Section 11 and Section 12 of this Agreement (the “Guaranteed Obligations”); provided, that, for the avoidance of doubt, the Guarantor shall have no obligations hereunder with respect to any non-payment of any Purchased Receivable resulting solely from the failure of an Account Debtor to pay any sum due under such Purchased Receivable because of the financial or credit condition of such Account Debtor (including, without limitation, the occurrence of an Insolvency Event with respect to such Account Debtor). (b) Guaranty of Payment; Waiver of Defenses. This Section 7 represents an irrevocable, absolute, unconditional, present and continuing guaranty of payment and performance, and is in no way conditional or contingent upon any requirement to bring action against any Additional Seller, or

11 to perfect or enforce any security or upon any other action, occurrence or circumstance whatsoever. The liability of the Guarantor hereunder is independent of and not in consideration of or contingent upon the liability of any other Person under this or any similar instrument and the release of, or cancellation by, any party to this or a similar instrument shall not act to release or otherwise affect the liability of the Guarantor hereunder. It shall not be necessary for the Administrative Agent or any Purchaser (and the Guarantor hereby waives to the extent permitted by Applicable Law any rights that the Guarantor may have to require Purchaser), in order to enforce the obligations of the Guarantor hereunder, first to (i) institute suit or exhaust its remedies against any Additional Seller or any other Person, (ii) enforce the Administrative Agent’s rights against any collateral that shall ever have been given to secure performance under this Agreement or any other Transaction Document, (iii) exhaust any remedies available to the Administrative Agent against any collateral which shall ever have been given to secure performance under the Receivables Purchase Agreement or any other Transaction Document or (iv) resort to any other means of obtaining payment of the obligations of any Additional Seller or any other Person. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of (and the Guarantor hereby waives any and all defenses arising out of): (i) any lack of validity or enforceability of any obligation of any Additional Seller under this Agreement or any other Transaction Document as against any such Person, (ii) any amendment, modification or waiver of this Agreement or any other Transaction Document, (iii) any challenge to, or lack of validity of, any Additional Seller’s ownership interest (immediately prior to each purchase thereof by the Purchasers) in the Purchased Receivables, (iv) any other defense it may have as a guarantor or a surety generally or otherwise based upon suretyship or impairment of collateral and (v) any other circumstance that might otherwise constitute a defense, either in equity or at law, available to, or a legal or equitable discharge of the Guarantor (other than the defense of performance and/or payment in full of the Guaranteed Obligations). (c) Corporate Existence. The Guarantor will comply in all material respects with all Applicable Laws and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges. (d) Expenses. In addition to any Guaranteed Obligations it may be required to pay pursuant to this Section 7, the Guarantor hereby agrees to reimburse the Administrative Agent and (as appropriate) each Purchaser on demand for: (i) all reasonable and documented costs and expenses (including reasonable attorneys’ fees and expenses) the Administrative Agent or any Purchaser incurs in connection with the enforcement of this Section 7, or for any breach of this Agreement or any of the other Transaction Documents by the Guarantor (including all such expenses incurred during any work-out or negotiation in respect of the obligations of the Guarantor hereunder); and (ii) all stamp, sales and use tax, and other similar taxes and fees payable or determined to be payable in connection with the sale of a Purchased Receivable or with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents. (e) Further Assurances. The Guarantor will, at its expense, promptly execute and deliver all further instruments and documents that the Administrative Agent may reasonably request to effectuate the terms of this Section 7 and the performance of the Guarantor’s obligations hereunder. (f) Payments. Any payments made by the Guarantor hereunder will be made without setoff, deduction or counterclaim for the amount of any taxes, levies or imposts by any taxing authority thereof or therein (but not including taxes imposed upon the Administrative Agent or any Purchaser with respect to its overall net income including gross receipts, franchise, doing business or similar taxes).

12 8. Administrative Agent. (a) Appointment and Authorization. (i) Each Purchaser hereby irrevocably designates and appoints MUFG Bank, Ltd., as the “Administrative Agent” hereunder and authorizes the Administrative Agent to take such actions and to exercise such powers as are delegated to the Administrative Agent hereby and to exercise such other powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties other than those expressly set forth herein or any fiduciary relationship with any Purchaser, and no implied obligations or liabilities shall be read into this Agreement, or otherwise exist, against the Administrative Agent. The Administrative Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, any Purchaser, any Seller or the Guarantor. Notwithstanding any provision hereof or any other Transaction Document, in no event shall the Administrative Agent ever be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to the provision of any Transaction Document or Applicable Law. (ii) Except as otherwise specifically provided in this Agreement, the provisions of this Section 8 are solely for the benefit of the Administrative Agent and the Purchasers, and none of any Seller or the Guarantor shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this Section 8 (other than as provided in Section 8(h)), except that this Section 8 shall not affect any obligations that the Administrative Agent or any Purchaser may have to any Seller or the Guarantor under the other provisions hereof. (iii) In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller or the Guarantor or any of their successors and assigns. (iv) Each Purchaser hereby appoints the Administrative Agent as its representative for purposes of Section 9-502(a)(2) of the UCC in order so that the Administrative Agent may act as secured party of record under any such UCC financing statements to perfect such Purchaser’s ownership interest in the Purchased Receivables. (v) With respect to any information or notice that is provided to the Administrative Agent under this Agreement for distribution to the Purchasers, the Administrative Agent shall use commercially reasonable efforts to promptly distribute such information or notice to the Purchasers; provided, however, that the failure of the Administrative Agent to promptly distribute such information or notice to the Purchasers shall neither constitute a breach of this Agreement nor give rise to any liability on the part of the Administrative Agent. (b) Delegation of Duties. The Administrative Agent may execute any of its duties through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible to any Purchaser for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. (c) Exculpatory Provisions. None of the Administrative Agent or any of its directors, officers, agents or employees shall be liable for any action taken or omitted (a) with the consent or at the direction of the Required Purchasers or (b) in the absence of such Person’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment. The Administrative Agent shall not be responsible to any Purchaser or other Person for (i) any recitals, representations, warranties or other statements made by any Seller or the Guarantor or any of their

13 Affiliates, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document, (iii) any failure of any Seller or the Guarantor or any of their Affiliates to perform any obligation or (iv) the satisfaction of any condition specified in Section 1(d) or (e). The Administrative Agent shall not have any obligation to any Purchaser to ascertain or inquire about the observance or performance of any agreement contained in any Transaction Document or to inspect the properties, books or records of any Seller or the Guarantor or any of their Affiliates. (d) Reliance by the Administrative Agent. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document, other writing or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel (including counsel to any Seller or the Guarantor), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under any Transaction Document unless it shall first receive such advice or concurrence of the Required Purchasers, and assurance of its indemnification, as it deems appropriate. (e) Actions by Administrative Agent. The Administrative Agent shall take such actions, or refrain from taking such actions, under each of the Transaction Documents with respect to the rights and remedies of Purchasers, including with respect to any Purchased Receivable, in each case as may be directed by the Required Purchasers; provided, until the Administrative Agent receives such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as Administrative Agent deems advisable and in the best interests of the Purchasers. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Required Purchasers, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Purchasers and the Administrative Agent. (f) Non-Reliance on the Administrative Agent and Other Purchasers. Each Purchaser expressly acknowledges that none of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Purchaser and that no act by the Administrative Agent hereafter taken, including any review of the affairs of any Seller or the Guarantor, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Purchaser represents and warrants to the Administrative Agent that, independently and without reliance upon the Administrative Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of an investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of any Seller, the Guarantor and the Purchased Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items specifically required to be delivered hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Purchaser with any information concerning any Seller, the Guarantor or any of their Affiliates that comes into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates; it being understood that, unless it has exercised a Direct Enforcement Election, no Purchaser shall have the right to request information from the Sellers directly and shall request any information regarding the Sellers through the Administrative Agent. (g) Administrative Agent and Affiliates. Each of the Purchasers and the Administrative Agent and their respective Affiliates may extend credit to, accept deposits from and generally engage in any kind of banking, trust, debt, entity or other business with any Seller, the Guarantor or any of their Affiliates and MUFG Bank may exercise or refrain from exercising its rights and powers as if it were not the Administrative Agent. With respect to the purchase of the Proposed Receivables pursuant to this Agreement, the Administrative Agent, in its capacity as a Purchaser, shall have the same rights and powers under this Agreement as any other Purchaser and may exercise the same as though it were not such

14 an agent, and the terms “Purchaser” and “Purchasers” shall include the Administrative Agent in its capacity as a Purchaser. (h) Successor Administrative Agent. The Administrative Agent may, upon at least forty-five (45) days’ notice to the Guarantor, each Seller and each Purchaser, resign as Administrative Agent. If the Person serving as Administrative Agent is subject to an Insolvency Event, the Purchasers (excluding the Purchaser that is also the Administrative Agent at such time, if applicable) may, to the extent permitted by Applicable Law, by notice in writing to the Guarantor and such Person remove such Person as Administrative Agent. Any resignation or removal, as the case may be, shall not become effective until a successor agent is appointed by the Purchasers (excluding the Purchaser that is also the Administrative Agent at such time, if applicable), but with the consent of the Guarantor (provided, such consent shall not be unreasonably withheld, delayed or conditioned), and has accepted such appointment. Upon such acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights and duties of the retiring or removed, as applicable, Administrative Agent, and the retiring or removed, as applicable, the Administrative Agent shall be discharged from its duties and obligations as Administrative Agent under the Transaction Documents. After any retiring or removed, as applicable, Administrative Agent’s resignation or removal, as applicable, hereunder, the provisions of Section 18 and this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent. (i) Know Your Customer. Nothing in this Agreement shall require any Purchaser (including any Purchaser when acting as Administrative Agent) to carry out any “know your customer” or other checks in relation to any Person on behalf of any other Purchaser. Each Purchaser confirms and acknowledges that it is solely responsible for such checks and verifications it is required to carry out; provided that each Purchaser shall first request information already obtained by the Administrative Agent regarding any Seller in order to carry out such checks and verifications. (j) Enforcement. (i) Notwithstanding anything to the contrary contained herein or in any other Transaction Document and without limiting Section 8(e) (but subject to the rest of this Section 8(j)), the authority to enforce rights and remedies of the Purchasers hereunder and under the other Transaction Documents against any Person shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8(a) for the benefit of all the Purchasers. (ii) In the event that a Non-Payment Event occurs with respect to any Purchased Receivable (and to the extent a Seller Remediation has not occurred), then: (A) The applicable Purchaser may elect by written notice to the Administrative Agent, each Seller and each other Purchaser (each a “Direct Enforcement Election”), to exercise any rights and remedies otherwise available to the Administrative Agent under this Agreement in respect of such Purchased Receivable, including, without limitation, those in Section 5(h). (B) Upon the delivery of such Direct Enforcement Election, (1) neither the Administrative Agent nor any other Purchaser shall have the right to exercise such rights and remedies with respect to the Purchased Receivables of such Purchaser designated in such Direct Enforcement Election and (2) neither the Administrative Agent nor any other Purchaser shall have any liability to such Purchaser, any Seller, the Guarantor or any other Person for the actions of such Purchaser or its respective representatives or agents in respect thereof.

15 (C) The applicable Purchaser, the other Purchasers and the Administrative Agent shall cooperate with each other in good faith to coordinate the exercise of their rights and remedies under this Agreement and the other Transaction Documents with respect to such Purchased Receivables and the Purchased Receivables generally. (k) Prompt Delivery of Information. Unless specifically required otherwise under the terms of this Agreement, to the extent the Administrative Agent receives information from the Sellers, which by the terms of this Agreement is “for delivery to the Purchasers” or other similar terms, the Administrative Agent shall endeavor to promptly deliver such information to the Purchasers; provided that the failure to do so in a timely manner shall not give rise to any liability on the part of the Administrative Agent. (l) Erroneous Payments. (i) If the Administrative Agent (x) notifies a Purchaser or Indemnified Person, or any Person who has received funds on behalf of a Purchaser or Indemnified Person (any such Purchaser, Indemnified Person or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (ii)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Purchaser, Indemnified Person or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 8(l) and held in trust for the benefit of the Administrative Agent, and such Purchaser or Indemnified Person shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (i) shall be conclusive, absent manifest error. (ii) Without limiting immediately preceding clause (i), each Purchaser agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) that such Purchaser becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case, such Purchaser shall (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within five Business Days of obtaining knowledge of such error or mistake) notify the Administrative Agent of its receipt of such payment, prepayment or

16 repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8(l)(ii). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 8(l)(ii) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 8(l)(ii) or on whether or not an Erroneous Payment has been made. (iii) Each Purchaser or Indemnified Person hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Purchaser or Indemnified Person under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Purchaser or Indemnified Person under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (i). (iv) (A) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Purchaser that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Purchaser at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Purchaser shall be deemed to have assigned its Purchased Receivables with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Purchased Receivables of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at the Purchase Price of such Purchased Receivables), and is hereby (together with the Sellers) deemed to execute and deliver an assignment agreement with respect to such Erroneous Payment Deficiency Assignment, (B) the Administrative Agent as the assignee Purchaser shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Purchaser shall become a Purchaser, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Purchaser shall cease to be a Purchaser, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement, (D) the Administrative Agent and the Sellers shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in its records its ownership interest in the Purchased Receivables subject to the Erroneous Payment Deficiency Assignment. (B) Subject to Section 18(b) (but excluding, in all events, any assignment consent or approval requirements (whether from the Sellers or otherwise)), the Administrative Agent may, in its discretion, sell any Purchased Receivables acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Purchaser shall be reduced by the net proceeds of the sale of such Purchased Receivable (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Purchaser (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Purchaser (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest,

17 received by the Administrative Agent on or with respect to any such Purchased Receivables acquired from such Purchaser pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Purchased Receivables are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Purchaser from time to time. (v) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Purchaser or Indemnified Person, to the rights and interests of such Purchaser or Indemnified Person, as the case may be) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Sellers’ obligations under the Transaction Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such obligations in respect of Purchased Receivables that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Sellers; provided that this Section 8(l) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Sellers relative to the amount (and/or timing for payment) of the obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Sellers for the purpose of making such Erroneous Payment. (vi) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. (vii) Each party’s obligations, agreements and waivers under this Section 8(l) shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Purchaser and/or the repayment, satisfaction or discharge of all obligations (or any portion thereof) of the Sellers under any Transaction Document. 9. Notices. Unless otherwise provided herein, all communications by any party to any other party hereunder or any other Transaction Document shall be in a writing personally delivered or sent by a recognized overnight delivery service, or certified mail, postage prepaid, return receipt requested, or by e- mail to such party, as the case may be, at its address set forth below: If to Supermicro, as a Seller: Super Micro Computer, Inc. 980 Rock Ave., San Jose, CA 95131 Attention: Legal Department Email: *** With a copy to the Guarantor: Super Micro Computer, Inc. 980 Rock Ave., San Jose, CA 95131

18 Attention: Legal Department Email: *** If to Guarantor: Super Micro Computer, Inc. 980 Rock Ave., San Jose, CA 95131 Attention: Legal Department Email: *** If to the Administrative Agent: MUFG Bank, Ltd. 1221 Avenue of the Americas New York, New York 10020 Attention: *** Tel: *** Email: *** With a copy to: MUFG Bank, Ltd. 1251 Avenue of the Americas New York, New York 10020-1104 Attention: *** Tel: *** Email: *** If to the Purchasers: For MUFG Bank: MUFG Bank, Ltd. 1221 Avenue of the Americas New York, New York 10020 Attention: *** Tel: *** Email: *** With a copy to: MUFG Bank, Ltd. 1251 Avenue of the Americas New York, New York 10020-1104 Attention: Amy Mellon Grandis Tel: *** Email: *** For CACIB: Credit Agricole Corporate and Investment Bank 1301 Avenue of the Americas New York, New York 10019 Attention: Gustavo Rizzo Telephone: *** Email: *** Attention: Senthil Nathan Telephone: *** Email: ***

19 Notwithstanding the foregoing, if sent by e-mail, (i) any notice of default or Termination Event by the Administrative Agent and (ii) any notice of termination by any party under this Agreement, shall, in each case, also be given by one of the other means provided above. A Purchase Request, and any supporting documentation in connection herewith or therewith, such as copies of invoices not submitted via the MUFG Platform, may be sent by any Seller by e-mail attachment in portable document format (.pdf). Each Seller and the Guarantor agree that the Administrative Agent and the Purchasers may presume the authenticity, genuineness, accuracy, completeness and due execution of any email bearing a facsimile or scanned signature resembling a signature of an authorized Person of such Seller without further verification or inquiry by the Administrative Agent or the Purchasers. Notwithstanding the foregoing, the Administrative Agent and any Purchaser in its sole discretion may elect not to act or rely upon such a communication and shall be entitled (but not obligated) to make inquiries or require further Seller or Guarantor action to authenticate any such communication. A party may change the address at which it is to receive notices hereunder by written notice in the foregoing manner given to the other parties hereto. 10. Survival. All covenants, representations and warranties made herein shall continue in full force and effect until the Final Collection Date. Each Seller’s obligations to indemnify the Administrative Agent and each Purchaser in accordance with the express terms of this Agreement shall survive until the later of (x) the Final Collection Date and (y) all applicable statute of limitations periods with respect to actions that may be brought by the Administrative Agent or a Purchaser under the Transaction Documents have run. 11. Expenses. Each Seller hereby agrees to reimburse the Administrative Agent and (as appropriate) each Purchaser on demand for: (a) (i) all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented legal expenses) that the Administrative Agent incurs in connection with the preparation, negotiation, documentation and delivery of this Agreement and the other Transaction Documents and any amendment of or consent or waiver under any of the Transaction Documents, (ii) all reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees and expenses) that the Administrative Agent and each Purchaser incur in connection with the enforcement of, or any actual or reasonably claimed breach of, this Agreement or any of the other Transaction Documents, including all such expenses incurred during any work-out or negotiation in respect of the obligations of the Seller hereunder; and (b) all stamp, sales and use tax, and similar taxes and fees payable are determined to be payable in connection with the sale of a Purchased Receivable or with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents. 12. Interest on Overdue Amounts. All amounts due and owing by any Seller or the Guarantor (in such capacities) to the Administrative Agent and each Purchaser pursuant to this Agreement shall accrue interest at the Overdue Payment Rate from the date on which payment thereof is due until the date on which payment thereof is made in accordance with the terms of this Agreement. 13. Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE

20 EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT OR THE PURCHASERS IN THE PURCHASED RECEIVABLES IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK). 14. No Non-Direct Damages. To the fullest extent permitted by Applicable Law, each Seller and the Guarantor shall not assert, and each such Person hereby waives, any claim against any Indemnified Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby; provided that the waiver provided for in this sentence shall not apply to damages resulting directly from such Indemnified Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment. 15. Joinder of Additional Sellers. At any time during the term of this Agreement, with the written consent of the Administrative Agent (such consent to be granted or withheld at the sole and absolute discretion of the Administrative Agent), one or more additional U.S. Subsidiaries of the Guarantor (each, an “Additional Seller”), may join this Agreement as a Seller in all respects by delivering a Joinder Agreement to the Administrative Agent along with such other approvals, resolutions, certificates, legal opinions and other documents as the Administrative Agent may reasonably request, in each case, in form and substance reasonably acceptable to the Administrative Agent. Upon receipt of such Joinder Agreement and such other documents, such Additional Seller shall become a Seller hereunder, subject to the rights, duties and obligations of a Seller in all respects. 16. Addition or Removal of Account Debtor. (a) From time to time during the term of this Agreement, the Sellers and the Guarantor may request that one or more account debtors be added as an additional Account Debtor under this Agreement. Any such request shall be made by the Sellers and the Guarantor to the Administrative Agent and shall include a proposed Account Debtor Buffer Period and the information required for each Account Debtor on Schedule I. The Administrative Agent shall determine whether or not to accept any such request in its sole discretion. Once the Administrative Agent has provided written approval of a proposed Account Debtor, such Person shall immediately become an Account Debtor hereunder, and the Administrative Agent shall provide an updated copy of Schedule I to the Sellers and the Purchasers reflecting the then-current Account Debtors. (b) From time to time during the term of this Agreement, the Sellers and the Guarantor may request that one or more account debtors be removed as an “Approved Account Debtor” under this Agreement. Any such request shall be made by the Sellers and the Guarantor to the Administrative Agent. Promptly upon receipt by the Administrative Agent of such request, the Administrative Agent shall remove the relevant Account Debtor as an “Approved Account Debtor” and provide an updated copy of Schedule I to the Sellers and the Purchasers reflecting the then-current Account Debtors. For the avoidance of doubt, the removal of an account debtor as an “Approved Account Debtor” shall not affect any already-outstanding Purchased Receivables owing by such account debtor. 17. Joint and Several Obligations. The obligations of the Sellers hereunder are joint and several. To the maximum extent permitted by Applicable Law, each Seller hereby agrees to subordinate

21 until the Final Collection Date any claim, right or remedy that such Seller now has or hereafter acquires against any other Seller that arises hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Administrative Agent or any Purchaser against any Seller or any of its property which the Administrative Agent or any Purchaser now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. In addition, until the Final Collection Date, each Seller hereby waives any right to proceed against the other Sellers, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which any Seller may now have or hereafter have as against the other Seller with respect to the transactions contemplated by this Agreement. 18. General Provisions. (a) Final Agreement. This Agreement represents the final agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements with respect to such subject matter. (b) Assignment. (i) Each Purchaser may only assign or transfer its role as Purchaser under this Agreement or any of its interests in the Purchased Receivables with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of the Sellers and the Administrative Agent; provided that no consent of the Sellers shall be required for an assignment to an Affiliate of such Purchaser or, if a Termination Event has occurred and is continuing, any other Person; provided further that the Sellers shall be deemed to have consented to any such assignment unless one of them shall object thereto by written notice to such Purchaser within ten (10) Business Days after having received notice thereof. (ii) Notwithstanding clause (i) above, each Purchaser may at any time participate any Purchased Receivables or its rights to receive payments with respect to any Purchased Receivables and may assign any Purchased Receivables or its rights to receive payments with respect to any Purchased Receivables to any provider of credit insurance or pledge a security interest in any Purchased Receivables or in all or any portion of its rights under this Agreement to secure obligations of such Purchaser; provided that no such pledge of a security interest shall release such Purchaser from any of its obligations hereunder or substitute any such pledgee for the Purchaser as party hereto. (iii) None of the Sellers or the Guarantor may assign or otherwise transfer its rights, benefits or obligations under the Transaction Documents without the prior written consent of the Administrative Agent (acting at the direction of the Purchasers). (iv) Notwithstanding anything herein to the contrary, each Purchaser may assign or pledge a security interest in all or any portion of its rights under this Agreement to secure obligations of such Purchaser, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank. No such assignment and/or pledge shall release such Purchaser from its obligations hereunder. (v) Subject to the foregoing clauses (i) through (iv), this Agreement shall be binding on and shall inure to the benefit of each party hereto and its successors and assigns. (c) Joinder of Additional Purchasers. At any time during the term of this Agreement, upon the request of the Sellers and with the written consent of the Administrative Agent and (subject to the

22 proviso below) each existing Purchaser (in each case, such consent not to be unreasonably withheld, conditioned or delayed), one or more additional commercial banks or other financial institutions (each, an “Additional Purchaser”), may join this Agreement as a Purchaser in all respects by entering into a joinder and amendment agreement (each, a “Purchaser Joinder”) among the Sellers, the Guarantor, the Administrative Agent and (subject to the proviso below) each existing Purchaser (except for any Purchaser that is being removed as a Purchaser of future Proposed Receivables in accordance with Section 18(f)), which shall, among other things, contain all relevant information applicable to Purchasers under this Agreement, including, without limitation, such Additional Purchaser’s Facility Share and its Designated Percentages for the Account Debtors; provided, however, that no such consent of, or entry into the applicable Purchaser Joinder by, an existing Purchaser shall be required in circumstances where the proposed Additional Purchaser(s) will have positive Designated Percentages solely with respect to Account Debtors in relation to which such existing Purchaser’s Designated Percentage is zero. Upon the effectiveness of such Purchaser Joinder such Additional Purchaser shall become a Purchaser hereunder, subject to the rights, duties and obligations of a Purchaser in all respects. (d) Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (e) Execution; Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic mail attachment in portable document format (.pdf) or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (f) Termination. Purchases of Receivables under this Agreement may be effected during the period from the initial effective date hereof until the date designated by either the Administrative Agent, the Required Purchasers or the Sellers at any time by thirty (30) days’ prior written notice to the other party or, if a Termination Event shall have occurred and be continuing, immediately by the Administrative Agent or the Required Purchasers upon written notice to the Sellers (such period, the “Availability Period”). This Agreement shall terminate automatically on the Final Collection Date. Notwithstanding the foregoing, each Seller’s and the Guarantor’s obligations to indemnify the Administrative Agent and the Purchasers with respect to the expenses, damages, losses, costs and liabilities shall survive until the later of (x) the Final Collection Date and (y) such time as all applicable statute of limitations periods with respect to actions that may be brought by the Administrative Agent or any Purchaser under the Transaction Documents have run.

23 (g) Calculation of Interest. All interest amounts calculated on a per annum basis hereunder are calculated on the basis of a year of three hundred and sixty (360) days. (h) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. (i) CONSENT TO JURISDICTION. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OTHER TRANSACTION DOCUMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. (j) WAIVER OF IMMUNITIES. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT. (k) Captions and Cross References. The various captions in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause. (l) No Party Deemed Drafter. No party hereto shall be deemed to be the drafter of this Agreement. (m) PATRIOT Act. Each of the Administrative Agent and each Purchaser hereby notifies each other party hereto that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies each such party, which information includes the name, address, tax identification number and other information that will allow the Administrative Agent and each Purchaser to identify such party in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act. Upon the reasonable request of the Administrative Agent or any Purchaser, each Seller and the Guarantor shall provide to the Administrative Agent or such Purchaser the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering and counter-terrorist financing laws, rules, and regulations. Each Seller and the

24 Guarantor shall promptly notify the Purchaser of any change(s) to beneficial ownership or control party information. (n) Amendments; Waiver. No failure or delay by the Administrative Agent or any Purchaser in exercising any right or power hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Purchasers hereunder and under any other Transaction Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Transaction Document or consent to any departure by any Seller or the Guarantor therefrom shall in any event be effective unless the same shall be permitted by the next paragraph, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a purchase shall not be construed as a waiver of any default or breach of this Agreement, regardless of whether the Administrative Agent or any Purchaser may have had notice or knowledge of such default or breach at the time. No waiver, alteration, modification or amendment of this Agreement or any other Transaction Document or any of the provisions hereof or thereof shall be binding unless made in writing and duly executed by each Seller, the Guarantor, the Administrative Agent and the Required Purchasers, except that no such waiver, alteration, modification or amendment shall, without the consent of all Purchasers: (i) extend the term of this Agreement (other than in accordance with Section 18(e)), (ii) increase the Purchaser’s Facility Share of any Purchaser or change any Purchaser’s Designated Percentage with respect to any Account Debtor, (iii) alter the definition of the term Pro Rata Share, (iv) extend the maturity of any Purchased Receivable or reduce any fee payable by any Seller to the Purchasers, (v) alter the definition of the term Required Purchasers or alter, amend or modify this Section 18(n), (vi) alter the terms “Purchase Price”, “Discount,” “Purchased Receivables,” “Event of Repurchase” or any of their component parts, (vii) release any Seller, the Guarantor or other Person from its obligations under this Agreement or any other Transaction Document, (viii) release the general security interest granted herein to the Administrative Agent, for the benefit of the Purchasers, in the Purchased Receivables (unless such release relates to a sale or other disposition of assets permitted under the terms of this Agreement) or (ix) alter, amend or modify Schedule I, Exhibit E, or Exhibit F, or any of their component parts. No assignment by the Administrative Agent or any Purchaser in accordance with Section 18(a) shall be deemed to be an alteration, modification or amendment of any of the provisions hereof. 19. Confidentiality; Disclosure Required by Law. Each party to this Agreement acknowledges that each other party may receive or have access to proprietary or confidential information disclosed by a disclosing party (collectively, the “Information”). The receiving party will use the disclosing party’s Information solely to perform its obligations and exercise its rights under or in relation to this Agreement and any other Transaction Document. The receiving party will not disclose the disclosing party’s Information; provided that, the receiving party may disclose the disclosing party’s Information: (a) to such party’s Affiliates and the respective directors, managers, officers, trustees, employees, agents and advisors of such party (so long as each such Person shall have been instructed to keep the same confidential in accordance with this Section 19); (b) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Authority (including bank examiners and self-regulatory organizations) or of any

25 securities exchange on which securities of the receiving party or any Affiliate of the receiving party are listed or traded (and the receiving party shall use commercially reasonable efforts to so notify the other party of such disclosure; provided no such notice shall be required if such disclosure is part of a routine regulatory examination or securities law filing (including any required or reasonably advisable filing disclosing this Agreement) or is not otherwise permitted pursuant to Applicable Law); (c) as part of normal reporting or review procedures to Governmental Authorities (the receiving party shall use commercially reasonable efforts to so notify the other party of such disclosure; provided no such notice shall be required if such disclosure is part of a routine regulatory examination or is not otherwise permitted pursuant to Applicable Law); (d) in order to enforce its rights under this Agreement or any other Transaction Document in a legal proceeding; (e) to any actual or prospective assignee of, or any actual or prospective participant in, any of its rights under this Agreement or any credit insurance provider (so long as such has agreed in a legally enforceable document to comply with the terms of this Section 19 or any other substantially similar confidentiality restrictions); and (f) to the service provider with whom the Administrative Agent subcontracts use of the MUFG Platform and its contractors and agents provided that such Persons agree to hold such information confidential pursuant to customary commercial terms. (g) Accounting Treatment; Non-Reliance. Each Seller and the Guarantor agrees and acknowledges that (i) it is a sophisticated party in relation to this Agreement; (ii) it has made its own independent decision to enter into the Agreement, the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby and, in connection therewith, has obtained such independent accounting, legal, tax, financial and other advice as it deems necessary and appropriate (including, without limitation, as to the appropriate treatment of such transactions for accounting, legal, tax and other purposes) and (iii) it has not relied upon any representation or advice from the Administrative Agent, any Purchaser, their Affiliates or any of their respective directors, officers, employees, contractors, counsel, advisors or other representatives in this regard. (h) Divisions. For all purposes under the Transaction Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time. (i) Joint Lead Arrangers. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Arrangers shall not have any duties or responsibilities, nor shall the Arrangers have or be deemed to have any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against any Arranger. (j) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Sellers, shall maintain a register (the “Register”) on which it shall record the rights of the Purchasers and any assignee or participant of the Purchasers with respect to the rights under this Agreement and any Purchased Receivable, and each assignment or participation. The Register shall include

26 the names and addresses of the Purchasers, assignees, participants or successors and the percentage or portion of such rights and obligations assigned or participated. The entries in the Register shall be conclusive absent manifest error; provided, however, that a failure to make any such recordation, or any error in such recordation shall not affect the Sellers’ obligations in respect of such rights. [Signatures Commence on the Following Page]

Signature Page 781336142 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written. SUPER MICRO COMPUTER, INC., as a Seller By:______________________________________ Name: David Weigand Title: Senior Vice President, Chief Financial Officer, Chief Compliance Officer, and Corporate Secretary SUPER MICRO COMPUTER, INC., as Guarantor By:______________________________________ Name: David Weigand Title: Senior Vice President, Chief Financial Officer, Chief Compliance Officer, and Corporate Secretary

MUFG BANK, LTD.,
as the Administrative Agent

By:______________________________________
Name:
Title:

MUFG BANK, LTD.,
as a Purchaser

By:______________________________________
Name:
Title:

Signature Page

781336142

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Purchaser

By:______________________________________
Name:
Title:

By:______________________________________
Name:
Title:

Signature Page

781336142

Material indicated with a “[***]” has been omitted from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. Schedule I-1 Schedule I Approved Account Debtors Approved Account Debtor Name Account Debtor Purchase Sublimit Account Debtor Discount Margin Account Debtor Buffer Period Maximum Payment Term Designated Percentages [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

Schedule II-1 SCHEDULE II UCC Information (a) Name: Super Micro Computer, Inc. (b) Chief Executive Office: 980 Rock Avenue, San Jose, California 95131 (c) Jurisdiction of Organization: Delaware (e) FEIN: 77-0353939 (f) Registered Tradenames: None (g) Changes in Location, Name and Corporate Organization in the last 5 years: None

Exhibit A-1 Exhibit A Certain Defined Terms A. Defined Terms. As used herein, the following terms shall have the following meanings: “Account Debtor” means, with respect to any Receivable, the Person that is obligated to make payments in respect of such Receivable pursuant to the applicable Contract or invoice therefor. “Account Debtor Buffer Period” means, for each Approved Account Debtor, the number of days set forth under the heading “Account Debtor Buffer Period” for such Approved Account Debtor on Schedule I to this Agreement, which shall be determined based upon the historical payment record of such Account Debtor, as such Schedule may be modified or supplemented from time to time, as proposed by the Sellers and approved in advance by the Administrative Agent in writing in its sole and absolute discretion in accordance with the terms of this Agreement. “Account Debtor Discount Rate” means, with respect to any Approved Account Debtor, the Base Rate plus the “Account Debtor Discount Margin” per annum specified for such Approved Account Debtor on Schedule I to this Agreement, as such Schedule may be modified or supplemented from time to time, as proposed by the Sellers and approved in advance by the Administrative Agent in writing its sole and absolute discretion in accordance with the terms of this Agreement. “Act” has the meaning set forth in Section 18(m) hereof. “Additional Purchaser” has the meaning set forth in Section 18(c) hereof. “Additional Seller” has the meaning set forth in Section 15 hereof. “Administrative Agent” has the meaning set forth in the preamble hereto. “Administrative Agent’s Account” means the account specified as such in Exhibit G hereto, or such other deposit account identified in writing by the Administrative Agent to the Sellers from time to time. “Adverse Claim” means any ownership interest or claim, mortgage, deed of trust, pledge, lien, security interest, hypothecation, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including, but not limited to, any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security; it being understood that any thereof in favor of, or assigned to, the Purchaser shall not constitute an Adverse Claim. “Affiliate” when used with respect to a Person means any other current or future Person controlling, controlled by, or under common control with, such Person. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management and policies, whether through the ownership of voting securities, by contract or otherwise. “Agreement” has the meaning set forth in the preamble hereto. “Anti-Corruption Laws” means all applicable laws, rules, or regulations pertaining to bribery or corruption, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act

Exhibit A-2 2010, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions. “Applicable Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment, award or similar item of or by a Governmental Authority or any interpretation, implementation or application thereof. “Approved Account Debtor” means a Person listed as an approved account debtor on Schedule I to this Agreement, as such Schedule may be modified or supplemented from time to time, as proposed by the Sellers and approved in advance by the Administrative Agent in writing in its sole and absolute discretion in accordance with the terms of this Agreement. “Arranger” means each of MUFG Bank and CACIB, in their capacities as joint lead arrangers for the accounts receivable purchase facility evidenced by this Agreement. “Auto Rejected Receivable” has the meaning set forth in Section 1(g) hereof. “Availability Period” has the meaning set forth in Section 18(f) hereof. “Base Rate” means Term SOFR; provided, however, that if Term SOFR is less than 0%, then the Base Rate shall be deemed to be 0%. “Benchmark” means, initially, as applicable, the Term SOFR Reference Rate for the applicable tenor of SOFR; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate for such tenor of SOFR, as applicable, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to the provisions hereof. “Benchmark Replacement” means the Cost of Funds Rate in respect of any Purchased Receivable. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clauses (a) and (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; and (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein permanently or indefinitely, provided that, at the time of such statement or

Exhibit A-3 publication, there is no successor administrator that will continue to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide a tenor of such Benchmark (or such component thereof) that would permit the determination of such Benchmark for usage as set forth herein; or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that no tenor of such Benchmark that would permit the determination of such Benchmark for usage as set forth herein is, or as of a specified future date will be, representative. “Beneficial Ownership Rule” means 31 C.F.R. § 1010.230. “Business Day” means any day that is not a Saturday, Sunday or other day on which banks in New York City are required or permitted to close. “Capital Stock” means, with respect to any Person, any and all common shares, preferred shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, partnership interests, limited liability company interests, membership interests or other equivalent interests and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options exchangeable for or convertible into such capital stock or other equity interests. “Certification of Beneficial Owner(s)” means a certificate in form and substance satisfactory to the Administrative Agent regarding beneficial ownership of each Seller and the Guarantor as required by the Beneficial Ownership Rule. “Collections” means, with respect to any Receivable: (a) all funds that are received by any Seller or any other Person on their behalf in payment of any amounts owed in respect of such Receivable (including purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Account Debtor or any other Person directly or indirectly liable for the payment of such Receivable and available to be applied thereon), (b) all Deemed Collections, (c) all proceeds of all Related Assets with respect to such Receivable and (d) all other proceeds of such Receivable. “Conforming Changes” means, with respect to the Base Rate or any alternative Benchmark, any conforming changes to the definition thereof, applicable tenor, timing of publication and frequency of

Exhibit A-4 determining such rate and making payments and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such rate, and to permit the administration thereof by the Purchaser in a manner substantially consistent with market practice (or, if the Purchaser determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rates exist, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with this Agreement). “Contract” means, for each Receivable, the invoice therefor and any other agreement or documentation between the applicable Seller and the applicable Account Debtor giving rise to, and/or setting forth terms and conditions related to the creation and payment of, such Receivable, including in each case any amendments. “Cost of Funds Rate” means the rate per annum quoted from time to time as such by the Administrative Agent, which rate shall be determined and calculated by the Administrative Agent in its sole and reasonable discretion, taking into account factors including, but not limited to, the Administrative Agent’s external and internal funding costs and prevailing interbank market rates and conditions. Notwithstanding the foregoing, if the Cost of Funds Rate shall be less than 0%, such rate shall be deemed 0% for purposes of this Agreement. “Credit and Collection Policy” means, as the context may require, those receivables credit and collection policies and practices of each Seller in effect on the date hereof as modified in compliance with this Agreement. “Debt” means as to any Person at any time, without duplication, all obligations for money borrowed or raised, all obligations (other than accounts payable and other similar items arising in the ordinary course of business) for the deferred payment of the purchase price of property, all capital lease obligations, all direct or contingent obligations under letters of credit and similar instruments, all net obligations under derivatives contracts and all guarantees (whether contingent or otherwise) of such Person guaranteeing the Debt of any other Person, whether directly or indirectly (other than endorsements for collection or deposit in the ordinary course of business). “Deemed Collection” has the meaning set forth in Section 6(a) hereof. “Designated Percentage” means, for each Purchaser, with respect to each Account Debtor, the percentage set forth under the heading “Designated Percentage” for such Purchaser on Schedule I to this Agreement, as such Schedule may be modified or supplemented from time to time upon the request of the Sellers, as proposed by the Sellers and approved in advance by the Administrative Agent in writing in its sole and absolute discretion in accordance with the terms of this Agreement. “Dilution” means on any date after the date of the related Purchase Request, an amount equal to the sum, without duplication, of the aggregate reduction effected on such day in the outstanding balance of any Purchased Receivable attributable to any non-cash items including credits, rebates, billing errors, sales or similar taxes, cash discounts, volume discounts, allowances, chargebacks, returned or repossessed goods, sales and marketing discounts, warranties, any unapplied credit memos and other adjustments or reductions that are made in respect of the applicable Account Debtor; provided, however, that (a) writeoffs to the extent related to the financial or credit condition or financial ability to pay of the applicable Account Debtor (including the occurrence of an Insolvency Event with respect to the applicable Account Debtor) and (b) Disputes, in each case, shall not constitute Dilution.

Exhibit A-5 “Discount” means, with respect to each Purchased Receivable purchased on a Purchase Date related to a specific Account Debtor, the discount cost applied by the Purchasers to such Purchased Receivable as of such Purchase Date in accordance with this Agreement, which shall be equal to the product of (a) the applicable Account Debtor Discount Rate per annum, determined as of two (2) Business Days prior to the Purchase Date for such Purchased Receivables, multiplied by (b) the result of (i) the applicable Discount Period divided by (ii) 360 and multiplied by (c) the Net Invoice Amount. “Discount Period” means, with respect to each Purchased Receivable, the sum of the number of days from and including (i) the Purchase Date for such Purchased Receivable and to, but not including, (ii) the first weekly Settlement Date occurring after the date that corresponds to the Maturity Date with respect to such Purchased Receivable plus the Account Debtor Buffer Period for the applicable Approved Account Debtor. “Dispute” means, with respect to any Receivable, a dispute, discount, deduction, claim, offset, defense, or counterclaim or similar position asserted of any kind relating to such Receivable (w) arising on account of the goods relating to such Receivable having been lost or damaged prior to receipt thereof by the related Account Debtor or otherwise not delivered to such Account Debtor in accordance with the Contract related thereto; (x) arising on account of the return of goods by an Account Debtor to any Seller, any of its respective Affiliates or successors or assigns (including the applicable Purchaser); (y) arising on account of the services provided being unsatisfactory or not compliant with the terms or requirements of the Contract related thereto or (z) otherwise asserted by the related Account Debtor as being a basis for non-payment in full of such Receivable (other than disputes due only to the applicable Account Debtor’s financial or credit condition or ability to pay); regardless of whether the same (i) is in an amount greater than, equal to or less than such Receivable or (ii) arises by reason of an act of God, civil strife, pandemic, war, currency restrictions, foreign political restrictions or regulations, or any other circumstance or event beyond the control of such Seller or the applicable Account Debtor; provided, that any of the foregoing to the extent related to the financial or credit condition of an Account Debtor (including the occurrence of an Insolvency Event with respect to the applicable Account Debtor) shall not constitute a Dispute. “Effective Date” means July 16, 2025. “Eligible Receivable” means a Receivable with respect to which each of the Eligibility Criteria set forth in Exhibit E is satisfied. “Erroneous Payment” has the meaning set forth in Section 8(l)(i) hereof. “Erroneous Payment Deficiency Assignment” has the meaning set forth in Section 8(l)(iv) hereof. “Erroneous Payment Impacted Class” has the meaning set forth in Section 8(l)(iv) hereof. “Erroneous Payment Return Deficiency” has the meaning set forth in Section 8(l)(iv) hereof. “Erroneous Payment Subordination Rights” has the meaning set forth in Section 8(l)(v) hereof. “Events of Repurchase” has the meaning set forth in Section 6(b) hereof. “Federal Funds Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%.

Exhibit A-6 “Final Collection Date” means the date following the end of the Availability Period on which the Administrative Agent has received (i) all Collections owing on the Purchased Receivables and (ii) all payments, if any, required to be paid by any Seller under this Agreement or any other Transaction Document, including with respect to Events of Repurchase and Indemnified Amounts to the extent any claim therefor has been asserted as of such date. “Funded Amount” has the meaning set forth in Section 1(f) hereof. “GAAP” means generally accepted accounting principles in the United States of America, applied on a consistent basis as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board or the rules and regulations of the United States Securities and Exchange Commission and/or their respective successors and which are applied in the circumstances as of the date in question. “Governmental Authority” means any government or political subdivision or any agency, authority, bureau, regulatory body, central bank, commission, department or instrumentality of any such government or political subdivision, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic. “Guaranteed Obligations” has the meaning set forth in Section 7(a) hereof. “Guarantor” has the meaning set forth in the preamble hereto. “Indemnified Amounts” has the meaning set forth in Section 6(c) hereof. “Indemnified Person” has the meaning set forth in Section 6(c) hereof. “Information” has the meaning set forth in Section 19 hereof. “Insolvency Event” shall mean with respect to any Person (including an Account Debtor), such Person shall fail to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of thirty (30) days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or such Person shall take any action to authorize any of the actions set forth above. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time. “Interpolated Rate” means, with respect to any Purchased Receivable for which a published Term SOFR Reference Rate is not available for a tenor comparable to the relevant Discount Period, the rate per

Exhibit A-7 annum (rounded to the same number of decimal places as the Term SOFR Reference Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) Term SOFR for the longest period for which a Term SOFR Reference Rate is available that is shorter than the relevant Discount Period; and (b) Term SOFR for the shortest period for which a Term SOFR Reference Rate is available that exceeds the relevant Discount Period, with Term SOFR, in each case, determined using the applicable publication date specified in the definition of “Term SOFR”. Without limiting the generality of the foregoing, if the relevant Discount Period is less than one (1) month, the Interpolated Rate shall be equal to the rate that results from interpolating on a linear basis between: (c) SOFR, with SOFR determined using the publication date specified in the definition of “SOFR”; and (d) Term SOFR for a one (1) month tenor plus the, with Term SOFR determined using the publication date specified in the definition of “Term SOFR”. Notwithstanding the foregoing, if the sum of the values described in clauses (a), (b), (c) or (d) above, is less than 0%, then the sum of the values described in any such clause that is less than 0% shall be deemed to be 0% for purposes of this Agreement. “Joinder Agreement” means a joinder agreement in substantially the form of Exhibit H hereto. “Material Adverse Effect” has the meaning set forth in clause (a) of Exhibit H hereto. “Maturity Date” means, with respect to any Purchased Receivable, the date the related Contract provides for timely payment in full of the amounts owing thereunder. “Maximum Payment Term” means, with respect to any Approved Account Debtor, the number of days specified for such Approved Account Debtor on Schedule I to this Agreement, as such Schedule may be modified or supplemented from time to time, as proposed by the Sellers and approved in advance by the Administrative Agent in writing its sole and absolute discretion in accordance with the terms of this Agreement. “MUFG Bank” has the meaning set forth in the preamble hereto. “MUFG Platform” means the Administrative Agent’s communication tool accessible via the internet to enable clients to offer various Proposed Receivables for sale to the Purchasers and for the loading approval and monitoring of such Proposed Receivables on a platform, the terms of use of which are set out in Annex I and are hereby incorporated herein. “Net Invoice Amount” means the amount of the applicable Purchased Receivable shown on the invoice for such Purchased Receivable as the total amount payable by the related Account Debtor (inclusive of taxes on goods or services included in such invoice, but net of any discounts, credits or other allowances shown on such invoice and agreed to prior to the Purchase Date). “Non-Funding Purchaser” has the meaning set forth in Section 1(g) hereto. “Non-Payment Event” has the meaning set forth in Section 5(h)(i). “Non-Payment Report” has the meaning set forth in Section 5(h)(i). “OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control (or any successor thereto). “Outstanding Purchase Amount” means, as of any time of determination and with respect to any portion of the Purchased Receivables, (x) the Net Invoice Amount for such Purchased Receivables, minus

Exhibit A-8 (y) the aggregate amount of all Collections with respect to such Purchased Receivables that has been deposited into the Administrative Agent’s Account as of such time. When such term is used without reference to any specific Purchased Receivables, it shall constitute a reference to all Purchased Receivables. “Overdue Payment Rate” means the Base Rate plus 1.0%. “Payment Term” means, with respect to any Purchased Receivable, the number of days from and including (i) the date on which the invoice for such Purchased Receivable was issued to, but not including, (ii) the Maturity Date for such Purchased Receivable. “Person” means an individual, partnership, sole proprietorship, corporation (including a business trust), limited liability company, limited partnership, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “Primary Indemnified Person” means each of the Administrative Agent and each Purchaser. “Pro Rata Share” shall mean, with respect to any Purchaser, (i) with respect to each Purchased Receivable, 100% with respect to the Purchaser that purchased such Receivable in accordance with Section 1(b) and 0% with respect to each other Purchaser, and (ii) for all other purposes under this Agreement, an amount (expressed as a percentage) equal to (x) the aggregate Purchase Prices of all Purchased Receivables paid by such Purchaser, divided by (y) the aggregate Purchase Prices of all Purchased Receivables paid by all of the Purchasers. “Proposed Receivable” means, with respect to any Purchase Date, each Receivable proposed by Seller to the Purchasers for purchase hereunder and described in a Purchase Request to be purchased on such Purchase Date, together with any Related Assets with respect to such Receivable, and all Collections and proceeds with respect to the foregoing. “Purchase Date” means, with respect to any Purchased Receivable, the date on which the applicable Purchasers purchase such Purchased Receivable. “Purchase Price” has the meaning set forth in Section 1(f) hereof. “Purchase Request” has the meaning set forth in Section 1(a) hereof. “Purchase Sublimit” means, with respect to each Approved Account Debtor, the U.S. dollar amount set forth on Schedule I to this Agreement as the Purchase Sublimit, as such Schedule may be modified or supplemented from time to time, as approved in advance by the Administrative Agent in writing in its sole and absolute discretion in accordance with the terms of this Agreement. “Purchased Receivables” has the meaning set forth in Section 1(b) hereof. “Purchaser” has the meaning set forth in the preamble hereto. “Purchaser’s Facility Share” shall mean, with respect to any Purchaser, (i) if appearing below, the amount set forth opposite such Purchaser’s name below, or as such amount is modified from time to time, and (ii) with respect to any other Purchaser, in the applicable Purchaser Joinder under which it becomes a Purchaser hereunder, as such amount is modified from time to time.

Exhibit A-9 MUFG Bank $1,100,000,000 CACIB $690,000,000 “Purchaser Joinder” has the meaning set forth in Section 18(c) hereof. “Receivable” means any right to payment of a monetary obligation (provided that, “Receivable” shall not include any right that is not permitted to be assigned or transferred pursuant to any Contract related to such Receivable after giving effect to Sections 9-406 and 9-408 of the UCC), whether or not earned by performance, owed to any Seller or Purchaser (as assignee of any Seller) by an Account Debtor, whether constituting an account, instrument, controllable electronic record, document, contract right, chattel paper, payment intangible or general intangible, in each instance arising in connection with the sale of goods that have been or are to be sold or for services rendered or to be rendered, and includes, without limitation, the obligation of such Account Debtor to pay any finance charges, fees and other charges with respect thereto, together with the Related Assets with respect thereto, and with respect to each of the foregoing, all Collections and proceeds thereof. Any such right to payment arising from any one transaction, including any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction (provided that, “Receivable” shall not include any right that is not permitted to be assigned or transferred pursuant to any Contract related to such Receivable after giving effect to Sections 9-406 and 9-408 of the UCC). “Reconciliation Report” has the meaning set forth in Section 5(g). “Related Assets” means, with respect to any Receivable: (i) all of the applicable Seller’s interest in any goods (including returned goods) and documentation of title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable; (ii) all rights to enforce payment of such Receivable under the related Contract; (iii) all instruments, chattel paper and controllable electronic records that may evidence such Receivable; (iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; (iv) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements describing any collateral securing such Receivable; and (vi) all books, records and other information (including computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable,

Exhibit A-10 provided that, “Related Asset” shall not include any right that is not permitted to be assigned or transferred pursuant to any Contract related to such Receivable after giving effect to Sections 9-406 and 9- 408 of the UCC. “Related Indemnified Person” means (i) with respect any Primary Indemnified Person, each of such Primary Indemnified Person’s officers, directors, agents, representatives, shareholders, counsel, employees, Affiliates, successors and assigns and (ii) with respect to any Person that is a Related Indemnified Person of a Primary Indemnified Person, each of (x) such Primary Indemnified Person and (y) each other Related Indemnified Person of such Primary Indemnified Person. “Required Purchasers” shall mean, (i) at such time as there are two or fewer Purchasers, all Purchasers, (ii) at such time as there are three Purchasers, at least two Purchasers and (iii) at all other times, Purchasers whose Pro Rata Shares exceed 50% in the aggregate. “Sanctioned Person” means any Person: (a) listed as a designated Person on any Sanctions-related list, and/or the target of any Sanctions; (b) resident in, operating without a valid license or authorization in, located in, or organized under the laws of, a comprehensively Sanctioned country or territory (as of the date of this Agreement, but subject to change, Cuba, Iran, North Korea, Syria, the Crimea, the so-called Donetsk People’s Republic and the so-called Luhansk Peoples’ Republic); or (c) who is directly or indirectly 50% or more in the aggregate owned or controlled by any such Person or Persons. “Sanctions” means any financial, economic, or trade sanctions laws, regulations, rules, decisions, embargoes, export controls laws and/or restrictive measures imposed, administered or enforced by the Government of Japan, the Government of the United States, including by OFAC and the Department of Commerce’s Bureau of Industry and Security, the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom. “Seller” has the meaning set forth in the preamble hereto. “Seller Remediation” has the meaning set forth in Section 5(h)(i) hereof. “Sellers’ Account” means the account specified as such in Exhibit G hereto, or such other bank account identified in writing by the Sellers to the Administrative Agent from time to time. “Settlement Date” means each Friday of each calendar week (unless any such day is not a Business Day, in which case, the next Business Day thereafter shall be a Settlement Date). “SOFR” means a rate equal to the secured overnight financing rate, as such rate is published by the SOFR Administrator two (2) Business Days prior to the applicable Purchase Date (or if SOFR is not published on such Business Day, then SOFR as most recently published by the SOFR Administrator). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Solvent” means, with respect to any Person and as of any particular date, (i) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in any business or transaction,

Exhibit A-11 and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the Capital Stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. “Term SOFR” means, for any Purchased Receivable, an interest rate per annum equal to the Term SOFR Reference Rate for a tenor comparable to the number of days in the relevant Discount Period, as such rate is published by the Term SOFR Administrator two (2) Business Days prior to the applicable Purchase Date (such day, the “Term SOFR Determination Day”); provided, that if on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor is not published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR shall be the Term SOFR Reference Rate for the applicable tenor as most recently published by the Term SOFR Administrator. Notwithstanding the foregoing, if the number of days in the relevant Discount Period does not correspond to any available published tenor, then the relevant rate shall be an Interpolated Rate. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of Term SOFR selected by the Administrative Agent in its discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. Each such determination by the Administrative Agent shall be conclusive absent manifest error. The Administrative Agent does not accept responsibility for or have any liability with respect to the administration, determination, publication or other matters related to Term SOFR. “Termination Event” means an event specified in Exhibit F hereto. “Transaction Documents” means this Agreement, each Joinder Agreement, each Purchaser Joinder and all other documents and agreements to be executed and delivered by any Seller or the Guarantor in connection with any of the foregoing (including, without limitation, any Purchase Request, any Non- Payment Report or any Reconciliation Report), in each case, as amended, supplemented or otherwise modified from time to time. “UCC” means the Uniform Commercial Code in effect in the State of New York from time to time; provided, if by reason of mandatory provisions of Applicable Law, the perfection, the effect of perfection or non-perfection or the priority of the security interests of the Administrative Agent or any Purchaser is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “UCC Information” means the information set forth on Schedule II, as such information may be updated from time to time in writing in accordance with clause (c) of Exhibit D.

Exhibit A-12 “U.S. dollars” means United States dollars, the lawful currency of the United States of America. B. Other Interpretive Matters. All accounting terms defined directly or by incorporation in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) terms defined in Article 9 of the UCC and not otherwise defined in such agreement are used as defined in such Article; (b) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to such agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such agreement (or such certificate or document); (d) references to any Annex, Section, Schedule or Exhibit are references to Annexes, Sections, Schedules and Exhibits in or to such agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” means “including without limitation”; (f) references to any Applicable Law refer to that Applicable Law as amended from time to time and include any successor Applicable Law; (g) references to any agreement refer to that agreement as from time to time amended, restated, extended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (h) references to any Person include that Person’s permitted successors and assigns; (i) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; (j) unless otherwise provided, in the calculation of time from a specified date to a later specified date, the term “from” means “from and including”, and the terms “to” and “until” each means “to but excluding”; (k) terms in one gender include the parallel terms in the neuter and opposite gender; (l) the term “or” is not exclusive; and (m) unless otherwise provided, all references to specific times shall be references to such time in New York City, New York.

Exhibit B-1 Exhibit B Conditions Precedent for Effectiveness Each of the following is in form and substance satisfactory to the Administrative Agent and each Purchaser: (a) A fully executed counterpart of this Agreement. (b) Certificates (long form, if available) issued by the Secretary of State of the applicable jurisdiction as to the legal existence and good standing of each Seller and the Guarantor. (c) A certificate of the Secretary or Assistant Secretary of each Seller and the Guarantor certifying attached copies of the certified organizational documents of such Person and all documents evidencing necessary corporate action to be taken by and governmental approvals, if any, to be obtained by such Person with respect to this Agreement and the other Transaction Documents to which it is a party and the names and true signatures of the incumbent officers of such Person authorized to sign this Agreement and any other Transaction Documents to be delivered by it hereunder (including each Purchase Request) or thereunder or in connection herewith or therewith. (d) UCC, tax and judgment lien searches, each of a recent date, listing all effective financing statements, lien notices or comparable documents that name any Seller as debtor and that are filed in those state and county jurisdictions in which such Seller is organized or maintains its principal place of business or chief executive office and such other searches that the Administrative Agent deems necessary or appropriate. (e) Copies of proper termination statements (Form UCC-3) and any other relevant filings necessary to evidence the release of all security interests, ownership and other rights of any Person previously granted by any Seller in the Purchased Receivables, if any. (f) Properly completed forms of UCC-1 financing statements (showing each Seller as “debtor/seller” and Administrative Agent as “secured party/Purchaser”) which have been submitted for filing the in the Uniform Commercial Code filing office in the jurisdiction of organization of each Seller. (g) Favorable legal opinions from outside legal counsel to the Guarantor and each Seller in form and substance satisfactory to the Administrative Agent, including opinions with respect to due organization and good standing of each such Person, due authorization, execution and delivery of this Agreement by each such Person, validity and enforceability of this Agreement with respect to each such Person, non-contravention of organizational documents, material debt agreements and applicable law, no consents, creation and perfection of security interests, Investment Company Act of 1940 and true sale and such other matters as the Administrative Agent and the Purchasers may reasonably request.

Exhibit C-1 Exhibit C Representations and Warranties Each Seller hereby makes the following representations and warranties for the benefit of the Administrative Agent and each Purchaser as of the date of this Agreement and on each Purchase Date: (a) Such Person is (i) duly organized, validly existing, and, to the extent applicable under the laws of its jurisdiction of organization, in good standing under the laws of its jurisdiction of organization and has all organizational powers and all material governmental licenses, authorizations, consents, and approvals required to carry on its business as now conducted and (ii) is qualified to do business in every jurisdiction where the nature of its business requires it to be so qualified, except, with respect to clause (ii), to the extent that failure to so qualify would not reasonably be expected to materially adversely affect its ability to perform its obligations hereunder or under the other Transaction Documents and would not have a materially adverse effect on the collectability of a material amount in respect of any Purchased Receivable or on the interests of the Administrative Agent or any Purchaser under the Transaction Documents (together, a “Material Adverse Effect”). (b) Such Person has the requisite power and authority to enter into and deliver this Agreement and the other Transaction Documents, and it has taken all necessary corporate or other action required to authorize the execution, delivery and performance by such Person of this Agreement and the other Transaction Documents. This Agreement and the other Transaction Documents to which such Person is a party have been duly executed and delivered by such Person. (c) Such Seller has the requisite power and authority to sell the Proposed Receivables being sold by it on the applicable Purchase Date in the manner herein contemplated, and it has taken all necessary corporate or other action required to authorize the assignment and sale of such Proposed Receivables. (d) This Agreement and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of such Person, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law. (e) This Agreement, together with the sale and assignments contemplated hereby, are effective to transfer to the Purchasers legal and equitable title to, with right to sell and encumber, each Purchased Receivable, whether now existing or hereafter arising. Upon the filing of a UCC-1 financing statement in the state of organization of such Seller set forth in the UCC Information, listing such Seller, as debtor/seller, and the Administrative Agent (for the benefit of the Purchasers), as secured party/Purchaser, and covering Purchased Receivables from time to time purchased hereunder, the ownership interests of the Purchasers in each such Purchased Receivable shall be perfected to the extent such security interest can be perfected by filing a UCC-1 financing statement. (f) The UCC Information is true and correct in all respects. All other data, materials and information provided by such Person to each Purchaser and the Administrative Agent in connection herewith and with the Contract, each Purchased Receivable being sold by it hereunder, each Account Debtor, the relationship between it and each Account Debtor, and each Account Debtor’s payment history (including timeliness of payments), is true and correct in all material respects.

Exhibit C-2 (g) Neither the execution nor the delivery by such Person of this Agreement, the other Transaction Documents to which it is a party or any of the other documents related hereto or thereto, nor the performance of or compliance with the terms and provisions hereof or thereof by such Person will conflict with or result in a breach of or give rise to a default under (i) any Applicable Laws, (ii) any indenture, loan agreement, security agreement or other material agreement binding upon such Person or any of its properties, or (iii) any provision of such Person’s organizational documents, in each case, except to the extent such default would not reasonably be expected to result in a Material Adverse Effect. (h) No authorization, consent or approval or other action by, and no notice to or filing (other than the UCC financing statements required to be filed hereunder) with, any Governmental Authority is required to be obtained or made by such Person for the due execution, delivery and performance by it of this Agreement or any other Transaction Document, except where failure to obtain such authorization, consent or approval or other action by, or to provide such notice to or filing with, a Governmental Authority would not reasonably be expected to result in a Material Adverse Effect. (i) Such Person is Solvent. (j) There is no pending or, to its knowledge, threatened action, proceeding, investigation or injunction, writ or restraining order binding on or against such Person or any of its Affiliates before any court, governmental entity or arbitrator, which could reasonably be expected to have a materially adverse effect on the enforceability of this Agreement (including, without limitation, the enforceability of any Purchaser’s ownership interest in the Purchased Receivables) or the ability of such Person to perform its obligations hereunder. (k) No Seller has pledged or granted any security interest in any Purchased Receivable to any Person except pursuant to this Agreement. (l) Such Person is in compliance with all covenants and other agreements contained in this Agreement in all material respects. (m) None of: (a) such Person, any Affiliate thereof or any of their respective directors, or officers; and (b) any person acting on behalf of such Person or any Affiliate thereof that will act in any capacity in connection with or benefit from this Agreement is a Sanctioned Person. (n) No use of proceeds or other transaction contemplated by this Agreement will violate Sanctions applicable to any party to this Agreement. (o) No Seller is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. (p) As of the Effective Date, each Seller is an entity (other than a bank) whose common stock or analogous equity interests are listed on the New York Stock Exchange or the NYSE American or have been designated as a Nasdaq National Market security listed on the Nasdaq Stock Market (any entity listed on any of the foregoing or any of its respective successors, a “listed entity”) or that is organized under the laws of the United States or of any state and at least 51 percent of whose common stock or analogous equity interest is owned by a listed entity and is excluded on that basis from the definition of Legal Entity Customer as defined in the Beneficial Ownership Rule. The Guarantor hereby makes the following representations and warranties for the benefit of each Purchaser and the Administrative Agent as of the date of this Agreement and on each Purchase Date:

Exhibit C-3 (a) The Guarantor is (i) duly organized, validly existing, and, to the extent applicable under the laws of its jurisdiction of organization, in good standing under the laws of its jurisdiction of organization and has all organizational powers and all material governmental licenses, authorizations, consents, and approvals required to carry on its business as now conducted and (ii) is qualified to do business in every jurisdiction where the nature of its business requires it to be so qualified, except, with respect to clause (ii), to the extent that failure to so qualify would not reasonably be expected to result in a Material Adverse Effect. (b) The Guarantor has the requisite power and authority to enter into and deliver this Agreement, and it has taken all necessary corporate or other action required to authorize the execution, delivery and performance by the Guarantor of this Agreement. This Agreement has been duly executed and delivered by the Guarantor. (c) This Agreement constitutes the legal, valid and binding obligations of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and general principles of equity, regardless of whether enforcement is sought in proceedings in equity or at law. (d) Neither the execution nor the delivery of this Agreement by the Guarantor, nor the Guarantor’s performance of or compliance with the terms and provisions hereof will conflict with or result in a breach of or give rise to a default under (i) any Applicable Laws, (ii) any material indenture, loan agreement, security agreement, or other material agreement binding upon the Guarantor or any of its properties, or (iii) any provision of the Guarantor’s organizational documents, except where such default would not reasonably be expected to result in a Material Adverse Effect. (e) No authorization, consent or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Guarantor for the due execution, delivery and performance by it of this Agreement, except where failure to obtain such authorization, consent or approval or other action by, or to provide such notice to or filing with, a Governmental Authority would not reasonably be expected to result in a Material Adverse Effect. (f) The Guarantor is Solvent. (g) There is no pending or, to its knowledge, threatened action, proceeding, investigation or injunction, writ or restraining order binding on or against the Guarantor or any of its Affiliates before any court, governmental entity or arbitrator, which could reasonably be expected to have a materially adverse effect on the enforceability of this Agreement (including, without limitation, the enforceability of any Purchaser’s ownership interest in the Purchased Receivables) or the ability of the Guarantor to perform its obligations hereunder. (h) None of: (a) the Guarantor, any Affiliate thereof or any of their respective directors or officers; and (b) any person acting on behalf of the Guarantor or any Affiliate thereof that will act in any capacity in connection with or benefit from this Agreement is a Sanctioned Person. (i) No use of proceeds or other transaction contemplated by this Agreement will violate Sanctions applicable to any party to this Agreement. (j) No Seller or the Guarantor is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

Exhibit C-4 (k) As of the Closing Date, the Guarantor is an entity (other than a bank) whose common stock or analogous equity interests are listed on the New York Stock Exchange or the NYSE American or have been designated as a Nasdaq National Market security listed on the Nasdaq Stock Market (any entity listed on any of the foregoing or any of its respective successors, a “listed entity”) or that is organized under the laws of the United States or of any state and at least 51 percent of whose common stock or analogous equity interest is owned by a listed entity and is excluded on that basis from the definition of Legal Entity Customer as defined in the Beneficial Ownership Rule.

Exhibit D-1 Exhibit D Covenants Each Seller and, with respect to clauses (a), (m), (o), (p) and (t), the Guarantor hereby agree, at all times prior to the Final Collection Date: (a) To take all necessary steps and actions to preserve its corporate (or other organization) existence and comply in all material respects with all laws applicable to such Person in the operation of its business. (b) To duly perform and comply in all material respects with all terms, provisions, and obligations under each Contract and refrain from taking any action or omitting to take any action which could reasonably be expected to prejudice or limit the applicable Purchaser’s rights to payment with respect to the Purchased Receivables or result in any Adverse Claim. (c) To promptly notify the Administrative Agent in writing of any change to the UCC Information. (d) To not modify the terms of any Contract in any manner which would materially adversely affect the collectability of any Purchased Receivable or any rights of the Purchasers as the owners of the Purchased Receivables or would otherwise reduce the amount due thereunder or delay the Maturity Date thereof. (e) To make all disclosures required by any applicable securities regulations with respect to the sale of the Purchased Receivables hereunder to the Purchasers, and account for such sale in accordance with GAAP except where failure to do so would not reasonably be expected to result in a Material Adverse Effect. (f) To maintain its books and records, including but not limited to any computer files and master data processing records, so that such records that refer to Purchased Receivables sold hereunder shall indicate clearly that the applicable Seller’s right, title and interest in such Purchased Receivables have been sold to the Purchasers, except where failure to do so would not reasonably be expected to result in a Material Adverse Effect. (g) Unless otherwise required by the terms of this Agreement, to comply with the Credit and Collection Policy in all material respects in connection with the origination, servicing, enforcement and collection of Purchased Receivables. (h) To not make any material change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectability of any Purchased Receivable or otherwise have a material adverse effect with respect to any Seller. (i) To not create or permit to exist any material Adverse Claim over all or any of such Seller’s or the Purchaser’s rights, title and interest in and to the Purchased Receivables. (j) To not sell, assign or otherwise transfer the Purchased Receivables except as specifically provided for herein. (k) Subject to any confidentiality restrictions in any Contract, to provide the Administrative Agent with such other reports, information, documents, books and records related to the Purchased Receivables as the Administrative Agent on behalf of any Purchaser may reasonably request or

Exhibit D-2 any other information that the Administrative Agent or any Purchaser may require for capital or regulatory purposes and which may be lawfully disclosed or provided to such Persons, including, without limitation, promptly after request by the Administrative Agent on behalf of any Purchaser (i) a copy of the purchase order or sales order and invoices relating to each Purchased Receivable; (ii) a copy of the bill of lading and any other shipping document relating to each Purchased Receivable; and (iii) all billings, statements, correspondence and memoranda directed to the Account Debtor in relation to each Purchased Receivable. (l) To at a time reasonably convenient to the applicable Seller during regular business hours and upon reasonable prior notice (but so long as no Termination Event has occurred and is continuing, no more than once per calendar year), permit the Administrative Agent or any of its agents or representatives, to examine and make copies of and abstracts from such Seller’s sales records and the invoices in respect of Purchased Receivables and to provide the Administrative Agent with copies or originals (at Seller’s option) of the invoices relating to Purchased Receivables as it may reasonably require and generally allow the Administrative Agent (at the applicable Seller’s expense) to review, check and audit each Seller’s credit control procedures; and to visit the offices and properties of each Seller for the purpose of examining such records and to discuss matters relating to Purchased Receivables and each Seller’s performance hereunder with any of the officers or employees of each Seller having knowledge of such matters, in each case, subject to any confidentiality restrictions in any Contract. (m) To not, and to procure that its Affiliates and its respective directors, officers, employees, agents, and joint venture partners shall not: (a) use, directly or indirectly, all or any part of the proceeds of any purchase of Receivables hereunder for the purpose of funding, financing, or facilitating any activities, business or transaction of any Sanctioned Person or in any Sanctioned country or territory, or in any other manner that would result in violation of Sanctions applicable to any party hereto; or (b) fund, directly or indirectly, all or part of, any repayment of obligations under this Agreement out of proceeds derived from dealings with or property of a Sanctioned Person. (n) To procure that none of: (i) any Seller, any Affiliate thereof, or any of their respective directors, officers or employees; and (ii) any Person acting on behalf of such Seller or any Affiliates of such Seller that will act in any capacity in connection with or benefit from this Agreement shall directly or indirectly use all or any part of the proceeds of any Purchased Receivable for any purpose that would breach any Anti-Corruption Laws. (o) It has instituted, and will continue to maintain and enforce, adequate policies and procedures reasonably designed to ensure compliance with Anti-Corruption Laws and Sanctions. (p) To promptly execute and deliver, at its expense, all further instruments and documents, and take all further action that the Administrative Agent may reasonably request, from time to time, in order to perfect, protect or more fully evidence the full and complete ownership and security interest in the Purchased Receivables, or to enable the Administrative Agent and the Purchasers to exercise or enforce the rights of the Administrative Agent and the Purchasers hereunder or under or in connection with the Purchased Receivables. (q) If any Seller sells, pledges or otherwise transfers any Receivables owed by any of the Account Debtors to any Person other than a Purchaser under this Agreement, to deliver to the Administrative Agent (for distribution to the Purchasers) promptly following such transfer, a detailed summary of any such Receivables, including a description of the individual invoices numbers, due dates and amounts of such other Receivables. (r) Except as otherwise provided in this Agreement in regard to servicing, to not take any action to cause or permit any Receivable generated by it that is sold by it hereunder to become

Exhibit D-3 evidenced by any “instrument”, “chattel paper” or “controllable electronic record” (as defined in the applicable UCC). (s) To promptly following any change that would result in a change to the status of any Seller as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, such Seller shall execute and deliver to the Administrative Agent a Certification of Beneficial Owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Administrative Agent. (t) To promptly, following any request therefor, deliver to the Administrative Agent such information and documentation in its possession (or which it is able to obtain or generate through commercially reasonable efforts) as may be reasonably requested by the Administrative Agent for purposes of compliance with applicable “know your customer” requirements under the Act, the Beneficial Ownership Rule or other applicable anti-money laundering laws, in each case, in relation to the transactions contemplated by this Agreement. (u) To designate Purchasers in good faith in the applicable Purchase Requests such that the ratio of outstanding Purchased Receivables purchased by each Purchaser shall substantially approximate the Designated Percentage with respect to each Account Debtor. (v) At any time after a Non-Payment Event (to the extent a Seller Remediation has not occurred) or if a Seller has been removed as servicer in respect of a Purchased Receivable in accordance with clause (j) of Section 5, to, promptly following any request therefor, disclose or permit the inspection or discussion of the Contract under which a Purchased Receivable was originated or any other document, information or other matter related to such Purchased Receivable where lack of disclosure or availability could reasonably be expected to have a materially adverse effect on the Administrative Agent’s or any Purchaser’s ability to enforce the collection of such Purchased Receivable against the relevant Account Debtor.

Exhibit E-1 Exhibit E Eligibility Criteria (a) Prior to giving effect to the sale of such Purchased Receivable, the applicable Seller has a valid ownership interest therein, free and clear of any Adverse Claim. Such Purchased Receivable is a valid, current and freely assignable trade account receivable and the assignment of such Purchased Receivable is not subject to a consent requirement by any third party to the sale or other transfer of such Purchased Receivable or the grant of a security interest or other lien in such Purchased Receivable other than (i) consents previously obtained in writing by such Seller and that remain in effect as of the Purchase Date and (ii) any such requirements which are not enforceable under Applicable Law (including, if applicable, Sections 9-406 and 9-408 of the UCC). (b) Upon purchase by the Purchasers pursuant to this Agreement, such Purchased Receivable will have been validly and absolutely assigned, transferred and sold to the Purchasers and the Purchasers shall acquire a legally valid ownership interest in such Purchased Receivable, free and clear of any Adverse Claim without any need on the part of such Seller or the Purchasers to (i) notify the applicable Account Debtor, (ii) other than the UCC financing statements required to be filed hereunder, file, register or record any Transaction Document or the sale of such Purchased Receivable under the Applicable Laws applicable to such Seller or (iii) obtain consents from any third party other than (A) consents previously obtained in writing by such Seller and that remain in effect as of the Purchase Date and (B) any such requirements which are not enforceable under Applicable Law (including, if applicable, Sections 9-406 and 9-408 of the UCC). All of such Seller’s right, title and interest in and to such Purchased Receivable will have been validly sold and absolutely assigned and transferred to the Purchasers, and the Purchasers will have the legal and beneficial right to be paid the face amount of such Purchased Receivable free of any Adverse Claim. Such Purchased Receivable is sold hereunder by such Seller in good faith and without actual intent to hinder, delay or defraud the creditors of such Seller. (c) Such Purchased Receivable and the applicable Contract constitutes a bona fide, existing and enforceable legal, valid and binding obligation of the applicable Account Debtor (except (x) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and (y) as would not reasonably be expected to have a material adverse effect on the legality, validity and binding effect, enforceability or collectability of such Receivable against the applicable Account Debtor), arising out of an arm’s-length sale by such Seller of goods and the provision of any related services, in each case, in the ordinary course of its and such Account Debtor’s businesses. Such Purchased Receivable and the related Contract under which it arises comply with, and the goods with respect thereto have been manufactured in compliance with, and any related services have been provided in compliance with, the requirements of all applicable laws, rules, regulations or orders of any Governmental Authority in all material respects and do not contravene any material agreement binding upon such Seller. (d) The goods deliverable to and any services provided to the applicable Account Debtor in connection with such Purchased Receivable were delivered to (or, in the case of goods deliverable under a Contract or other agreement pursuant to which the applicable Account Debtor bears the risk of loss upon shipment, shipped to) such Account Debtor (or, in the case of services, fully performed) not later than the applicable Purchase Date. (e) As of the applicable Purchase Date, the applicable Account Debtor is unconditionally and irrevocably obliged to pay the Net Invoice Amount of such Purchased Receivable as set forth in the applicable Purchase Request (except to the extent of reductions, discounts and similar

Exhibit E-2 Deemed Collections arising in the ordinary course of business and resulting in Dilution in respect of which the applicable Seller promptly pays the amount thereof pursuant to Section 6(a)). (f) The applicable Related Assets and rights thereunder included with the purchase of such Purchased Receivable comprise all the rights necessary to claim, collect or otherwise enforce the obligations of such Purchased Receivable. (g) Such Receivable is an “account” within the meaning of Article 9 of the UCC of all applicable jurisdictions and is not evidenced by instruments, chattel paper or controllable electronic records. (h) The related Account Debtor (i) is an Approved Account Debtor, (ii) is neither a Governmental Authority nor a Sanctioned Person, (iii) is not an Affiliate of any Seller or the Guarantor and (iv) is not a natural person. (i) Neither such Seller, nor, to the best of such Seller’s knowledge, the applicable Account Debtor, is in default of the applicable Contract or is in breach of its terms, except (i) as would not reasonably be expected to have a material adverse effect on the legality, validity, enforceability or collectability of such Receivable against the applicable Account Debtor and (ii) with respect to any contractual restrictions on the assignment of the applicable Purchased Receivables under such Contract, any such restrictions which are not enforceable under Applicable Law (including, if applicable, Sections 9- 406 and 9-408 of the UCC). No Seller shall make any material change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectability of any Purchased Receivable or otherwise have a material adverse effect with respect to any Seller. (j) Neither such Seller nor the applicable Account Debtor has asserted any Dispute with respect to such Purchased Receivable. (k) Such Purchased Receivable (x) is denominated in U.S. dollars, (y) is payable in the United States, and (z) was originated pursuant to a Contract governed by the laws of the United States, any State thereof or the District of Columbia. (l) Such Purchased Receivable does not represent a progress billing or a sale on a bill- and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis, does not relate to payments of interest and has not been invoiced more than once. (m) Such Purchased Receivable does not have a Payment Term that exceeds the Maximum Payment Term for the related Account Debtor. (n) No Insolvency Event with respect to the applicable Account Debtor has occurred and is continuing. (o) The obligations of the related Account Debtor with respect to such Receivable have not been prepaid in whole or in part and are not subject to a deposit, and no credits are available that may be applied to such Receivable by such Account Debtor. (p) Such Receivable is not a Receivable which arose as a result of the sale of consigned goods or finished goods that have incorporated any consigned goods into such finished goods or a sale in which the applicable Seller acted as a bailee, consignee or agent of any other Person or otherwise not as principal or otherwise in respect of deferred or unearned revenues. (q) Such Receivable is not payable in installments.

Exhibit E-3 (r) There are no actions, claims or proceedings now pending between such Seller and the applicable Account Debtor which would reasonably be expected to have a material adverse effect on the legality, validity, enforceability or collectability of such Purchased Receivable against the applicable Account Debtor.

Exhibit F-1 Exhibit F Termination Events Each of the following shall constitute a “Termination Event” for purposes of this Agreement: (a) Any Seller or Guarantor fails to pay any amount due under this Agreement or any other Transaction Document on its due date and such failure continues for more than three (3) Business Days. (b) Any Seller or the Guarantor shall fail to be in compliance in all material respects with any of its covenants and other obligations under this Agreement or any other Transaction Document to which each such Person is a party (other than any such failure which would constitute a Termination Event under any other clause or sub-clause of this Exhibit F), and such failure shall remain unremedied for a period of five (5) Business Days after the earlier of (x) such Seller or Guarantor obtaining knowledge thereof or (y) the date on which written notice of such failure shall have been given to such Seller or Guarantor by the Administrative Agent. (c) Any representation or warranty made by a Seller or the Guarantor shall fail to be true, accurate and correct in all material respects as of the date made or, in the case of any representation or warranty which speaks as to a particular date or period, as of that particular date or period, and such failure shall remain unremedied for a period of five (5) Business Days after the earlier of (x) such Seller or Guarantor obtaining knowledge thereof or (y) the date on which written notice of such failure shall have been given to such Seller or Guarantor by the Administrative Agent. (d) An Insolvency Event shall have occurred with respect to any Seller or the Guarantor. (e) There shall have occurred any event that materially adversely impairs the validity, priority, enforceability or collectability of the Purchased Receivables generally or any material portion thereof. (f) This Agreement or any security interest granted pursuant to this Agreement or any other Transaction Document shall for any reason cease to create, or for any reason cease to be, a valid and enforceable first priority perfected security interest (and ownership interest) in favor of the Administrative Agent with respect to the Purchased Receivables, free and clear of any Adverse Claim. (g) Any Transaction Document shall, in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any party thereto other than the Administrative Agent or any Purchaser (in each case, other than in accordance with the terms of such Transaction Document) or any such party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of such Transaction Document.

Exhibit G-1 Exhibit G Accounts Administrative Agent’s Account Bank: [***] Bank Swift Address: [***] ABA#: [***] Account #: [***] Account Name: [***] Reference: [***] Sellers’ Accounts Supermicro: Bank: [***]. Bank Swift Address: [***] ABA #: [***] Account #: [***] Account Name: [***]

Exhibit H-1 Exhibit H Form of Joinder This JOINDER dated as of [●] (this “Agreement”), is by and among [●] (the “New Seller”), each Purchaser (as defined below) and MUFG BANK, LTD., as the Administrative Agent (as defined below). Capitalized terms used and not defined herein have the meanings given to them in the RPA (as defined below). WITNESSETH THAT: WHEREAS, SUPER MICRO COMPUTER, INC., a Delaware corporation (the “Existing Seller”)1, and any other seller from time to time party thereto (each, in such capacity, a “Seller” and collectively, the “Sellers”), the Purchasers described therein, and MUFG BANK, LTD., as administrative agent for the Purchasers (the “Administrative Agent”), have entered into the Receivables Purchase Agreement, dated July 16, 2025 (as amended, supplemented or otherwise modified from time to time, the “RPA”); and WHEREAS, the New Seller desires to be joined as a Seller under the RPA; NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of accommodations given or to be given, to the Sellers by the Purchasers from time to time, the New Seller hereby agrees as follows: 1. The New Seller is a “Seller” under the RPA, effective upon the date of that it executes this Agreement. All references in the RPA to the term “Seller” or “Sellers” shall be deemed to include the New Seller in those respective capacities. Without limiting the generality of the foregoing, the New Seller hereby repeats and reaffirms all covenants, agreements, representations and warranties made or given by a Seller contained in the RPA, and appoints the Administrative Agent as its agent, attorney-in-fact and representative in accordance with Section 5(k) of the RPA. 2. For purposes of the RPA, the “Seller’s Account” with respect to the New Seller will be (i) the account of the New Seller located at [●] with account number [●] or (ii) such other account as notified to the Administrative Agent from time to time by the New Seller in writing. 3. For purposes of the RPA, the New Seller’s UCC Information shall be as follows: (a) Name: [●] (b) Chief Executive Office: [●] (c) Jurisdiction of Organization: [●] (d) Organizational Number: [●] (e) FEIN: [●] (f) Tradenames: [●] (g) Changes in Location, Name and Corporate Organization in the last 5 years: [●] 4. The New Seller shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action, that the Administrative Agent may 1 Form to be revised to accommodate additional Sellers if applicable.

Exhibit H-2 reasonably request, from time to time, in order to perfect, protect or more fully evidence the transactions contemplated hereby and by the RPA. Without limiting the foregoing, the New Seller hereby authorizes the Administrative Agent to file UCC financing statements with respect to the transactions contemplated hereby and by the RPA, together with any amendments relating hereto or thereto. 5. This Agreement is a Transaction Document for purposes of the RPA. 6. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). [Remainder of Page Intentionally Left Blank]

Exhibit H-3 In witness whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. NEW SELLER: [●], as a Seller By: Name: Title: PURCHASER(S): MUFG BANK, LTD., as a Purchaser By: Name: Title: [Other Purchasers to be included if applicable] ADMINISTRATIVE AGENT: MUFG BANK, LTD., as Administrative Agent By: Name: Title: EXISTING SELLER(S): SUPER MICRO COMPUTER, INC., as a Seller By: Name: Title: [Other Sellers to be included if applicable]

Annex I-1 Annex I Electronic Services Schedule This Electronic Services Schedule (this “Schedule”) is attached and made a part of the Agreement (as defined herein). In the event of any conflict between the terms and conditions of the Agreement and the terms and conditions of this Schedule, the terms and conditions of this Schedule shall control. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Agreement. “Administrator” means the individual(s) designated by any Seller to the Administrative Agent in writing pursuant to the Seller’s completion of Annex II to the Agreement, with authority to: (1) grant and cancel User access rights to the MUFG Platform and set up User entitlements for the MUFG Platform as designated to the Administrative Agent in writing or through the Administrator’s self- administration on the MUFG Platform; (2) accept modifications of the Terms (as hereinafter defined) on behalf of such Seller; and (3) perform such other functions as the Administrative Agent communicates in writing to the Administrator. The relevant Seller must notify the Administrative Agent in writing of any change to an Administrator by providing the Administrative Agent with a new Annex II that will replace the existing Annex II. Any new Annex II will need to be executed by the Seller. Any change to an Administrator will be effective when the Administrative Agent has received such notice and had a reasonable opportunity to act upon it. “Bank Provider” means any direct or indirect service provider, licensor or subcontractor of the Administrative Agent. “Credentials” mean a unique User password, unique User ID and an additional verification factor determined by the Administrative Agent from time to time in its sole discretion. “Equipment” means any hardware, telecommunications equipment, internet connections, web browser software and other equipment that Users may use to access the MUFG Platform and use the Service. “Instruction” means any instruction, communication, interaction, file or other tangible item provided through the MUFG Platform in accordance with the Agreement using the Security Procedures. “Personal Information” means all information that identifies, relates to, describes, is capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual, including any information that constitutes “personally identifiable information”, “non-public personal information”, “personal data”, “protected data”, or any similar category of information or data protected under applicable data protection laws. “Security Procedures” means the multi-factor authentication process utilizing the Credentials of the relevant User in order for such User to access the MUFG Platform and use the Service. “Service” means the following capabilities that may be provided to Users with the appropriate entitlements: (1) certain functionalities in respect of the purchase and sale of Receivables by the Purchasers and the Sellers including the uploading of files relating to the Receivables; (2) the giving and receiving of any Instruction between the Administrative Agent and the Sellers; (3) access to information relating to the Agreement that the Administrative Agent may, in its sole discretion, provide through the MUFG Platform to the Sellers; (4) the ability for the Sellers to download and print certain information relating to the Agreement provided through the MUFG Platform; and (5) any other service that the Administrative Agent may, in its sole discretion, provide to Users with the appropriate entitlements through the MUFG Platform. “Terms” means the terms initially set forth in this Schedule and modified from time to time by the Administrative Agent pursuant to Section 6.7. “Third-Party Websites” mean websites that third parties own, control, develop, or maintain.

Annex I-2 “Users” mean individual(s) designated by the Sellers to the Administrative Agent in writing or through self-administration by the Administrator on the MUFG Platform to have access to and use of the MUFG Platform. The Administrator will notify MUFG of any change to a User in the manner designated by the Administrative Agent (and/or enable or disable any User through self-administration on the MUFG Platform). Section 1. Sellers’ Usage of the MUFG Platform. 1.1. Rights to Access and Use. Subject to such Seller’s compliance with the terms and provisions of the Terms and the Agreement, the Administrative Agent hereby grants each Seller a limited, revocable, non-sublicensable, non-exclusive, non-transferable right to access and use the MUFG Platform for the sole and exclusive purpose of receiving the Service, which license shall terminate automatically upon termination of the Agreement. 1.2. Copyright and Trademarks Rights. All of the design, text, graphics and the arrangement thereof on the MUFG Platform constitute property owned or controlled by or licensed to MUFG and/or its Subsidiaries, Affiliates and licensors and are protected by the copyright laws of the United States and foreign countries. The names and logos of MUFG or any of its Subsidiaries and Affiliates displayed on the MUFG Platform are trademarks belonging to MUFG and/or its Subsidiaries and Affiliates. Users may not remove any copyright or trademark notices from any copies Users make from any information or materials accessed through the MUFG Platform. All rights not expressly granted to the Sellers pursuant to the Terms and the Agreement are expressly reserved. 1.3. Confidentiality. Each Seller acknowledges that: (1) the MUFG Platform, including the software underlying the MUFG Platform, incorporates confidential and proprietary information developed by or for the Administrative Agent, or acquired by the Administrative Agent and/or its Subsidiaries and Affiliates from third parties; (2) such Seller will use such information solely for the purposes described in the Agreement (including this Annex); and (3) such information is subject to the “Confidentiality” clause set forth in Section 13(n) of the Agreement and shall be handled and protected accordingly. 1.4. Security Procedures and Credentials. The Administrator and Users will be provided with instructions regarding the Security Procedures, including creation and use of the Credentials. The Administrator and Users will be responsible for the confidentiality and use of the Credentials and will be responsible for safeguarding the Credentials. Any Seller shall immediately notify the Administrative Agent in writing if such Seller becomes aware of any unauthorized use, loss or theft of any User’s Credentials or if such Seller becomes aware or suspects that any User’s Credentials have become known by an unauthorized Person. The Administrative Agent may suspend or disable any Credentials if, in its sole discretion, the Administrative Agent has reason to suspect their improper use. Each Seller acknowledges that the Administrative Agent reserves the right to: (1) terminate the Administrator’s and Users’ and any other Person’s access to and use of the MUFG Platform if such Seller permits any unauthorized Person to access and use the MUFG Platform; and (2) interrupt or disable access to and use of the MUFG Platform if necessary or advisable to prevent or protect against fraud, hacking or illegal conduct or otherwise protect the MUFG Platform, in the Administrative Agent’s sole discretion and without prior notice. The designation of an Administrator or a User shall be deemed to constitute a representation and warranty by the relevant Seller that such Administrator or User is located in the jurisdiction associated with that Person in the Administrative Agent’s records. The Administrative Agent reserves the right to block any Administrator or User or access from a particular internet address that originates from or reaches the MUFG Platform from a jurisdiction that is the subject of Sanctions or with respect to which trade or commerce are otherwise restricted pursuant to Applicable Law.

Annex I-3 1.5. Equipment. Each Seller is responsible for obtaining and maintaining the Equipment, and the Administrative Agent disclaims all risks relating thereto. Each Seller acknowledges that certain security, corruption, transmission error and access availability risks are associated with using open networks such as the internet. Each Seller acknowledges that it has made an independent assessment of the adequacy of the internet and the Equipment in connection with such Seller’s access to and use of the MUFG Platform. Each Seller agrees to take all reasonable measures to maintain effective protections against security risks relating to the Equipment or any Person’s use of the Equipment. 1.6. Instruction. Each Seller is responsible for any Instruction provided through the MUFG Platform using the Security Procedures and agrees that the Security Procedures will be used each time an Instruction is provided through the MUFG Platform. Each Seller agrees to be legally bound by each Instruction, whether or not authorized by such Seller, that is provided through the MUFG Platform using the Security Procedures, and such Seller waives any claim or defense that any Instruction is unenforceable due to it being provided electronically rather than in a manual writing. 1.7. Permitted Usage. The MUFG Platform is made available to the Sellers solely for the purposes described in this Agreement and the Terms. No Seller may: (1) access the MUFG Platform except for the purposes described in the Agreement and the Terms; (2) log into a server or an account that such Seller is not authorized to access; (3) sell, distribute, re-transmit, assign, time-share, lease, convey or in any other way transfer use of the MUFG Platform or the Service to any Person except as expressly permitted herein; (4) reverse engineer, decompile, reverse compile, disassemble or in any other way attempt to derive the source code of any software used in connection with the MUFG Platform; (5) use any tools, programs, robotic algorithms or products to automatically download or “spider” the MUFG Platform or any part thereof; (6) attempt to probe, scan or test the vulnerability of a system or network or circumvent any security or authentication measure or other technological measure contained in the MUFG Platform or any software, technology or other systems used or provided in connection with the MUFG Platform without prior written authorization from the Administrative Agent; or (7) engage any third party on the Seller’s behalf to use any such tools or products or take any such actions in connection with the MUFG Platform. Any access to or use of the MUFG Platform not in accordance with this paragraph is expressly unauthorized and prohibited. 1.8. Prohibited Activities. No Seller shall use the MUFG Platform for, or in connection with, any of the following activities: 1.8.1. Spoofing or otherwise impersonating any Person, including the Administrator or any User, or otherwise misrepresenting such Seller’s, the Administrator’s or any User’s identity in any way or the location from which such Person is accessing the MUFG Platform; 1.8.2. Any fraudulent or unlawful purpose, or any use that violates the accepted norms of the internet community, whether or not expressly mentioned in the Terms, or any activity that could damage the Administrative Agent’s reputation and goodwill or the commercial reputation and goodwill of its Subsidiaries and Affiliates or other Persons; 1.8.3. Uploading, or otherwise transmitting through the MUFG Platform any unlawful, harmful, defamatory, tortious, libelous, abusive or otherwise objectionable material of any kind, or any material that is invasive of another Person’s privacy or exploits children; 1.8.4. Transmitting material that damages, destroys, disrupts, overloads, floods, mailbombs, crashes or otherwise impairs the MUFG Platform, or surreptitiously intercepts or expropriates any information or material from the MUFG Platform; 1.8.5. Developing a competitive product offering; or

Annex I-4 1.8.6. Transmitting material that otherwise violates the Administrative Agent’s rules or policies. Violations of the foregoing restrictions and any other prohibitions set forth in the Terms, including, without limitation, the prohibitions set forth in Section 2.7, may result in civil or criminal liability and/or suspension or termination of access to the MUFG Platform and use of the Service. The Administrative Agent reserves the right to investigate occurrences that may involve such violations, and the Administrative Agent may involve, and cooperate with, law enforcement or regulatory authorities in prosecuting Persons who have participated in such violations. Section 2. Sellers’ Representations and Warranties. Each Seller represents and warrants that: (1) any information such Seller provides to the Administrative Agent in connection with the MUFG Platform and any Instruction submitted through the MUFG Platform is accurate and complete in all respects; (2) each individual designated as an Administrator is duly authorized by the relevant Seller to accept the Terms on behalf of such Seller and by so doing to bind such Seller and the relevant Users to the Terms; (3) each individual designated as an Administrator or a User is authorized on behalf of such Seller to access the MUFG Platform and use the Service (in the case of a User, in accordance with the User’s entitlements); (4) such Seller has obtained the consent of all individuals whose Personal Information will be disclosed to the Administrative Agent prior to designating such individuals as an Administrator or a User and providing their Personal Information to the Administrative Agent; and (5) in accessing and using the MUFG Platform, such Seller will at all times comply with all Applicable Law, and neither such Seller nor any of its Subsidiaries or Affiliates nor any of its or their respective directors, officers, employees, agents or other representatives will take any action in connection with the MUFG Platform that violates Anti-Corruption Laws or Sanctions. Section 3. Disclaimer of Warranties. The information on the MUFG Platform is believed to be reliable, but the Administrative Agent does not warrant its completeness, timeliness or accuracy and expressly disclaims liability for any errors or omissions it may contain. Any dated information is published as of its date only, and the Administrative Agent disclaims any obligation or responsibility to update or amend it. By providing access to the MUFG Platform and any information or materials accessible on or through the MUFG Platform, MUFG is not distributing the MUFG Platform or its contents to any Person or soliciting any Person to use the MUFG Platform or its contents where doing so is prohibited by law. THE MUFG PLATFORM AND THE SERVICE ARE PROVIDED ON AN “AS-IS”, “AS AVAILABLE” BASIS WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE ADMINISTRATIVE AGENT DOES NOT WARRANT THE TIMELINESS, VALIDITY, SEQUENCE, COMPLETENESS, ACCURACY OR CONTINUED AVAILABILITY OF ANY INFORMATION OR MATERIALS CONTAINED ON, OR ACCESSIBLE THROUGH, THE MUFG PLATFORM OR THE PERFORMANCE, SETTINGS, FEATURES, COMPATIBILITY, LACK OF CONFLICT, FUNCTIONALITY OR CONTINUED AVAILABILITY OF THE MUFG PLATFORM OR THE SERVICE OR ANY SOFTWARE MADE AVAILABLE ON THE MUFG PLATFORM. THE ADMINISTRATIVE AGENT DOES NOT WARRANT THAT THE OPERATION OF THE MUFG PLATFORM WILL BE UNINTERRUPTED, ERROR-FREE, FREE OF VIRUSES, WORMS OR OTHER HARMFUL PROGRAMMING OR CODES OR OTHER SECURITY RISKS OR THAT THE MUFG PLATFORM WILL MEET THE SELLER’S NEEDS. THE ADMINISTRATIVE AGENT EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. IN NO EVENT WILL THE ADMINISTRATIVE AGENT OR ANY OF ITS SUBSIDIARIES OR AFFILIATES OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR OTHER REPRESENTATIVES BE LIABLE FOR ANY LOST PROFITS, LOST OPPORTUNITY OR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY

Annex I-5 DAMAGES ARISING OUT OF THE ACCESS AND USE OR INABILITY TO ACCESS OR USE THE MUFG PLATFORM OR THE SERVICE, REGARDLESS OF WHETHER THE ADMINISTRATIVE AGENT HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING. The Administrative Agent will not be responsible for any loss or damage that could result from the interception by third parties of any information made available through the MUFG Platform. Neither the Administrative Agent nor any of its Subsidiaries or Affiliates or any of their respective directors, officers, employees, agents or other representatives will be liable or have any responsibility of any kind for any loss or damage that any Seller may incur in the event of any failure or interruption of the MUFG Platform or the Service, or resulting from the act or omission of any Person involved in making the MUFG Platform or the Service available to Users, whether or not the circumstances giving rise to such cause may have been within the Administrative Agent’s control. Without limiting the generality of the foregoing, the Administrative Agent has the right to shut down temporarily the MUFG Platform and/or suspend the Service whenever, in the Administrative Agent’s reasonable judgment, such action is necessary or advisable for general maintenance or emergency purposes. The Administrative Agent will use commercially reasonable efforts to schedule any non-emergency maintenance so as not to disrupt any Seller’s business or operations. Section 4. Indemnity. Each Seller agrees to indemnify, defend and hold harmless each Indemnified Person and/or the Bank Provider, as applicable, from and against all Indemnified Amounts arising out of or relating to: (1) any breach of the Security Procedures; (2) any viruses or other harmful or malicious programming or codes introduced to the MUFG Platform by any Seller, the Administrator or a User (or any other Person acting on behalf of any of the foregoing Persons) or any impairment to the integrity of the MUFG Platform caused by any Seller, the Administrator or a User (or any other Person acting on behalf of any of the foregoing Persons); (3) the submission of any Instruction through the MUFG Platform by any Person, whether or not authorized by the relevant Seller, using the Security Procedures, or (4) any other breach of such Seller’s obligations under the Terms, including any representations or warranties being untrue in any material respect. Section 5. Miscellaneous. 5.1. Third-Party Websites. The MUFG Platform may contain links to Third-Party Websites. The Administrative Agent does not review, monitor, operate or control the Third-Party Websites, and the Administrative Agent makes no guarantees, representations or warranties as to, and shall have no liability for, the content available on or through or the functioning of the Third-Party Websites. By providing access to Third-Party Websites, the Administrative Agent is not recommending or otherwise endorsing the products or services provided by the sponsors or owners of the Third-Party Websites. Each Seller’s access or use of the Third-Party Websites, including providing information, materials or other content to the Third-Party Websites, is entirely at such Seller’s own risk. The Administrative Agent has the right to discontinue links to any Third-Party Websites at any time and for any reason, without notice. 5.2. Screen Views. Some of the screens on the MUFG Platform do not automatically refresh themselves. Information may change at any time while a User is viewing a screen, but the User’s screen views may not be updated to reflect such change. The User is responsible for ensuring that it is viewing the most current information posted on the MUFG Platform on the User’s screens. The User should be mindful that the default viewing preferences of the User’s browser or the User’s access device may not show entire pages. The User should be aware at all times of the possibility of, and be responsible for, incomplete screen views or printouts. The User is responsible for scrolling the User’s viewing screens up, down and sideways to ensure that the User is viewing or printing all portions of pertinent pages. Each Seller or Administrator shall inform the relevant Users of the screen view issues described above and the Administrative Agent disclaims all responsibilities with respect thereto.

Annex I-6 5.3. Disclosure and Monitoring. Each Seller acknowledges that the Administrative Agent may disclose and transfer information a User or Administrator provides on the MUFG Platform (provided that such activities are managed in compliance with the Agreement and the relevant privacy notice that may be accessed through the MUFG Platform). Each Seller’s use of the MUFG Platform constitutes its consent to the Administrative Agent taking such actions and monitoring how the MUFG Platform is used. 5.4. No Implied Duties. With respect to matters relating to the MUFG Platform and the Service, the Administrative Agent will be obligated to perform only those duties specifically set forth herein, and no implied duties or responsibilities of the Administrative Agent shall be read into the Terms. 5.5. Force Majeure. The Administrative Agent will have no responsibility if MUFG Platform access or performance or Service delivery is adversely impacted, directly or indirectly by government action, embargoes, acts of war or terrorism, strikes, work stoppages, civil unrest, epidemics, acts of God, fire, flood or other natural catastrophe, or interruptions, loss or malfunctions of utilities, telecommunications equipment, computer hardware or software systems or other causes or events beyond MUFG’s or its subcontractors’ control. 5.6. Technical Disruptions: In the event of technical difficulties and disruptions, access to the MUFG Platform and delivery of Service may be suspended or interrupted. If any Seller’s access to the MUFG Platform and delivery of Service is suspended or interrupted, the Administrative Agent may agree with such Seller on alternative arrangements until such time as the suspension or interruption ends which may include conducting activities in connection with the Agreement via electronic mail. 5.7. Acceptance of Changes in Terms. The current version of the Terms will be available through the “Terms of Use” link on the MUFG Platform. The Terms set forth in this Schedule will be deemed to have been accepted by the relevant Seller pursuant to the Seller’s execution of the Agreement. The Administrative Agent reserves the right to modify the Terms or scope of Service at any time without prior notice. If the Terms are modified, a notification will appear on the MUFG Platform that will require the Administrator to accept the current version of the Terms on behalf of the relevant Seller in order for such Seller’s Users to continue to use the Service. The Administrator may then accept the modified Terms electronically by scrolling through the modified Terms and clicking-through its acceptance at the end of the modified Terms or the Administrator may accept the modified Terms manually by downloading, printing and returning a signed copy of the modified Terms to MUFG. The Service cannot continue to be used until the modified Terms are accepted by the Administrator. If more than one Administrator has been designated by the relevant Seller, only one such Administrator is required to accept the modified Terms on behalf of such Seller. By either electronically accepting the modified Terms by clicking-through the modified Terms or returning a manually signed copy of the modified Terms, the Administrator confirms on behalf of the relevant Seller that the Administrator understands and accepts the modified Terms. If, for any reason, the Administrator cannot click-through the modified Terms or download and print a copy of the modified Terms, the Administrator will notify the Administrative Agent who will arrange for the Terms to be provided to, and accepted by, the Administrator in an alternative manner. Without limiting the generality of the foregoing, where the Administrator elects to click- through the modified Terms to acknowledge its acceptance of the modified Terms, the Administrator may, at any time before or after the Administrator clicks-through the modified Terms, download and print a copy of the modified Terms. Each Seller and its designated Users agree to be bound by the current version of the Terms. 5.8. Application of Terms. The Terms supplement the terms and provisions of the Agreement with respect to matters relating to the MUFG Platform and the Service. The Terms are not intended to amend or replace any term or provision of the Agreement. In the event of any conflict between the

Annex I-7 Terms and the terms and provisions of the Agreement regarding matters other than any Seller’s access to the MUFG Platform and use of the Service, the terms and provisions of the Agreement shall govern. 5.9. Communications. By accepting the Terms, each Seller consents to receive electronically all communications, agreements, notices, documents and disclosures relating to the Terms and such Seller’s access to the MUFG Platform and use of the Service as permitted by the Electronic Signatures in Global and National Commerce Act, 15 USC §7001, et seq. and the Uniform Electronic Transactions Act. Such communications include updates to the Terms and any other transaction information or other information related to the MUFG Platform. If a Seller is located outside of the United States, then, in addition to the foregoing, such Seller also consents to receive electronically all communications, agreements, notices, documents and disclosures relating to the Terms and such Seller’s access to the MUFG Platform and use of the Service, including any updates thereto and any other transaction information or other information related to the MUFG Platform, as permitted by the laws and regulations in respect of electronic communications in effect in the jurisdiction of such Seller. Each Seller has the right to withdraw its consent at any time. To withdraw its consent, such Seller must send a written notice to the Administrative Agent indicating that such Seller’s consent is withdrawn. Such written notice shall be sent in accordance with the “Notices” provision of the Agreement. If consent is withdrawn, the Administrative Agent reserves the right to discontinue a Seller’s access to the MUFG Platform and use of the Service or to charge the relevant Seller an additional fee for paper copies. 5.10. Enforceability; Governing Law; Jurisdiction; Waiver of Jury Trial; Survival; Electronic Signatures. If any portion of the Terms is held to be unenforceable, the other terms and provisions of the Terms shall remain in full force and effect. The Terms shall be governed by and construed in accordance with the governing law of the Agreement, and the terms and provisions set forth therein with respect to jurisdiction, enforcement of judgments, waiver of jury trial, survival and electronic signatures shall also apply to the Terms. Section 6. Third-Party Beneficiary Rights. Each Seller and the Administrative Agent agree that each Bank Provider is an intended third-party beneficiary of, and entitled to rely on Sections 2, 3, 4, 5 and 7 of this Schedule and Section 19 of the Agreement.

Annex I-8 [MODIFIED TERMS OF USE: 1 The Administrator hereby accepts the modified Terms on behalf of the relevant Seller by either: (1) clicking through the modified Terms in the “Click-through” space indicated below or (2) downloading, printing and signing the modified Terms in the “Printed Acceptance of the Modified Terms” space indicated below and returning a signed copy of the modified Terms to the Administrative Agent. Click-through: [X] “I accept the modified Terms on behalf of the Seller”. Confirmed date and time of click-through acceptance: Printed Acceptance of the Modified Terms: [SELLER NAME] By: _______________________________ Name: _____________________________ Title: ______________________________ Date: ______________________________] 1 NTD: To be used only if the Terms are subsequently modified.

Annex II-1 Annex II Administrator Setup Form Pursuant to Annex I of this Agreement, the Sellers may designate certain individual(s) as an Administrator. The below individual(s) are hereby designated as Administrator: Administrator(s) Name Email Address Phone Numbers Office: Cell: Name Email Address Phone Numbers Office: Cell: Name Email Address Phone Numbers Office: Cell: Name Email Address Phone Numbers Office: Cell: This Annex II may be updated from time-to-time by the Sellers providing the Administrative Agent with a new Annex II that will replace the existing Annex II. Any updated Annex II should be sent to the Administrative Agent at scfclientsupport@us.mufg.jp. [SELLER NAME] By: _______________________________ Name: _____________________________ Title: ______________________________ Date: ______________________________